                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]


   CREDIT SUISSE FUNDS

   Prospectus

   CLASS A, B AND C SHARES

   February 28, 2003


           - CREDIT SUISSE
             SMALL CAP VALUE FUND
           - CREDIT SUISSE
             TAX EFFICIENT FUND
           - CREDIT SUISSE
             LARGE CAP VALUE FUND
           - CREDIT SUISSE
             INTERNATIONAL FUND


   As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.


   Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS................................................................4
    Goals and Principal Strategies........................................4
    A Word About Risk.....................................................5
    Investor Profile......................................................6

PERFORMANCE SUMMARY.......................................................8
    Year-by-Year Total Returns............................................8
    Average Annual Total Returns..........................................9

INVESTOR EXPENSES........................................................12

THE FUNDS IN DETAIL......................................................20
    The Management Firm..................................................20
    Fund Information Key.................................................21

TAX EFFICIENT FUND.......................................................22

LARGE CAP VALUE FUND.....................................................27

SMALL CAP VALUE FUND.....................................................32

INTERNATIONAL FUND.......................................................37

MORE ABOUT RISK..........................................................42
    Introduction.........................................................42
    Types of Investment Risk.............................................42

CERTAIN INVESTMENT PRACTICES.............................................44

MEET THE MANAGERS........................................................49

MORE ABOUT YOUR FUND.....................................................50
    Share Valuation......................................................50
    Distributions........................................................50
    Taxes................................................................50
    Statements and Reports...............................................51

CHOOSING A CLASS OF SHARES...............................................52

BUYING AND SELLING SHARES................................................53

SHAREHOLDER SERVICES.....................................................55

OTHER POLICIES...........................................................56

OTHER SHAREHOLDER INFORMATION............................................57

OTHER INFORMATION........................................................62

About the Distributor....................................................62

FOR MORE INFORMATION.............................................back cover

THE BOARD OF TRUSTEES OF THE INTERNATIONAL FUND HAS APPROVED A PROPOSED MERGER OF THE FUND INTO CREDIT SUISSE INTERNATIONAL FOCUS FUND. SEE "INTERNATIONAL FUND" BELOW.

THE TAX EFFICIENT FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND ARE SERIES OF CREDIT SUISSE CAPITAL FUNDS. THE INTERNATIONAL FUND IS A SERIES OF CREDIT SUISSE OPPORTUNITY FUNDS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/GOAL                               PRINCIPAL STRATEGIES                                   PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------------------------------------------
TAX EFFICIENT FUND                      - Invests at least 80% of net assets, plus any         - Market risk
Long-term capital appreciation on an      borrowings for investment purposes, in equity        - Tax awareness
after-tax basis                           securities of U.S. blue chip companies
                                        - Blue chip companies are those which, at the
                                          time of purchase, are represented in the S&P
                                          500 Index
                                        - Seeks to reduce, though not eliminate, taxable
                                          distributions to shareholders by following
                                          strategies designed to reduce the impact of
                                          federal and state income taxes on the fund's
                                          after-tax returns
------------------------------------------------------------------------------------------------------------------------------------

LARGE CAP VALUE FUND                    - Invests at least 80% of net assets, plus any         - Market risk
Long-term capital appreciation and        borrowings for investment purposes, in equity        - Credit risk
continuity of income                      securities of U.S. companies with large market       - Interest rate risk
                                          capitalizations
                                        - Invests principally in dividend-paying common
                                          stock of companies with large market
                                          capitalizations that appear to be undervalued
                                        - Seeks to identify through a value oriented
                                          investment approach securities that have
                                          potential for appreciation in value and/or
                                          income
------------------------------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE FUND                    - Invests at least 80% of net assets, plus any         - Market risk
High level of growth of capital           borrowings for investment purposes, in equity        - Special-situation companies
                                          securities of small U.S. companies that appear       - Start-up and other small companies
                                          to be undervalued
                                        - Employs a value oriented investment approach
                                          seeking securities that appear to be underpriced
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL FUND                      - Invests at least 80% of net assets, plus any         - Market risk
Long-term growth of capital               borrowings for investment purposes, in equity        - Foreign securities
                                          securities of issuers from at least three
                                          foreign markets
                                        - Invests primarily in equity securities from
                                          established non-U.S. markets
                                        - Employs top-down regional analysis with bottom
                                          up company research
------------------------------------------------------------------------------------------------------------------------------------

-    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK
LARGE CAP VALUE FUND

   The issuer of a security or the counterparty to a contract may default or otherwise be unable to honor a financial obligation.

FOREIGN SECURITIES
INTERNATIONAL FUND

   Since the fund invests outside the U.S., it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK
LARGE CAP VALUE FUND

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK
ALL FUNDS

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECIAL-SITUATION COMPANIES
SMALL CAP VALUE FUND

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES
SMALL CAP VALUE FUND

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

TAX AWARENESS
TAX EFFICIENT FUND

   The fund considers the relative tax consequences of possible investment options. This could lead the fund to make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles. The fund's strategy may, in the event of unanticipated market movements or unforeseeable investor redemptions, have the effect of reducing the fund's total return without any corresponding increase in tax efficiency.

-    INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - want to diversify their investments with stock funds

 - want to diversify their portfolios internationally (International Fund)

 - want an equity fund managed on a tax efficient basis (Tax Efficient Fund)

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

 - are looking for income

   The Tax Efficient Fund may be less appropriate for persons who invest through tax-advantaged vehicles (e.g., IRAs, 401(k) plans) because the fund is managed to maximize return on an after-tax basis.

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar charts below and the tables on the next page provide an indication of the risks of investing in shares of these funds. The bar chart shows you how fund performance (for the Class A shares of each fund) has varied from year to year for up to 10 years. The table compares the performance of each fund (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns for the other classes of shares will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[CHART]

TAX EFFICIENT FUND

  Best quarter: 21.16% (Q4 98)
  Worst quarter: -17.84% (Q3 02)

  Inception date (Class A): 12/15/86

YEAR ENDED 12/31:       1993       1994       1995        1996       1997       1998        1999       2000      2001       2002
                        13.79%     -4.24%     23.56%      20.19%     28.33%     28.36%      27.92%     -4.27%    -16.94%    -26.40%

[CHART]

LARGECAP VALUE FUND

  Best quarter: 15.99% (Q4 98)
  Worst quarter: -14.68% (Q3 02)

  Inception date (Class A): 9/19/49

YEAR ENDED 12/31:       1993       1994       1995        1996       1997       1998        1999       2000      2001       2002
                        15.66%     -2.38%     29.51%      21.93%     32.73%     18.59%      10.39%     8.35%     -6.81%     -15.76%

[CHART]

SMALL CAP VALUE FUND

  Best quarter: 15.91% (Q2 99)
  Worst quarter: -18.15% (Q3 98)

  Inception date (Class A): 2/8/67

YEAR ENDED 12/31:       1993       1994       1995        1996       1997       1998        1999       2000      2001       2002
                        21.83%     -0.69%     20.17%      14.58%     26.15%     -4.61%      1.47%      27.03%    11.14%     -7.66%

[CHART]

INTERNATIONAL FUND

  Best quarter: 19.76% (Q4 99)
  Worst quarter: -21.10% (Q3 02)
  Inception date (Class A): 9/8/95

YEAR ENDED 12/31:       1993       1994       1995        1996       1997       1998        1999       2000      2001       2002
                                                          6.03%      7.32%      17.68%      27.93%     -15.07%   -22.83%    -23.44%

                          AVERAGE ANNUAL TOTAL RETURNS

                                   ONE YEAR    FIVE YEARS     10 YEARS  LIFE OF    INCEPTION
   PERIOD ENDED 12/31/02:            2002       1998-2002    1993-2002   CLASS       DATE
------------------------------------------------------------------------------------------------
  TAX EFFICIENT FUND
------------------------------------------------------------------------------------------------
  CLASS A
  RETURN BEFORE TAXES               -30.64%       -1.96%        6.52%      7.32%    12/15/86
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                     -30.70%       -2.54%        5.13%      5.49%
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                    -18.81%       -1.35%        5.07%      5.45%
------------------------------------------------------------------------------------------------
  CLASS B                           -29.87%       -1.54%         N/A       4.10%     2/28/96
------------------------------------------------------------------------------------------------
  CLASS C                           -27.68%         N/A          N/A     -16.50%     2/28/00
------------------------------------------------------------------------------------------------
  S&P 500 INDEX(1) (REFLECTS NO
  DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)                -19.92%       -0.58%        9.34%    -17.05%(6)
------------------------------------------------------------------------------------------------
  LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------
  CLASS A
  RETURN BEFORE TAXES               -20.61%        1.02%        9.55%     11.20%     9/19/49
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                     -21.31%       -0.57%        7.62%      8.88%
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                    -12.30%        0.77%        7.48%      8.84%
------------------------------------------------------------------------------------------------
  CLASS B                           -19.65%        1.49%         N/A       7.35%     2/28/96
------------------------------------------------------------------------------------------------
  CLASS C                           -17.25%         N/A          N/A      -2.68%     2/28/00
------------------------------------------------------------------------------------------------
  RUSSELL 1000 VALUE INDEX(2)
  (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES OR
  TAXES)                            12.92%         1.16%       10.80%     -6.77%(6,7)
------------------------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co. Inc.

(2) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                               ONE YEAR   FIVE YEARS    10 YEARS   LIFE OF    INCEPTION
   PERIOD ENDED 12/31/01:        2002      1998-2002   1993-2002    CLASS       DATE
  SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------
  CLASS A
  RETURN BEFORE TAXES           -12.97%       3.53%       9.59%     12.63%     2/8/67
-------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -14.48%       1.16%       7.46%     10.58%
-------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                 -6.64%       2.28%       7.31%     10.40%
-------------------------------------------------------------------------------------------
  CLASS B                       -11.76%       3.97%        N/A       8.09%     2/28/96
-------------------------------------------------------------------------------------------
  CLASS C                        -9.23%        N/A         N/A      10.70%     2/28/00
-------------------------------------------------------------------------------------------
  RUSSELL 2000 INDEX(3)
  (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES OR
  TAXES)                        -20.48%      -1.36%       7.16%     -0.65%(6,7)
-------------------------------------------------------------------------------------------
  RUSSELL 2000 VALUE INDEX(4)
  (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES OR
  TAXES)                        -11.42%       2.71%      10.85%      0.35%(6,7)
-------------------------------------------------------------------------------------------
  INTERNATIONAL FUND
-------------------------------------------------------------------------------------------
  CLASS A
  RETURN BEFORE TAXES           -27.86%      -6.56%        N/A      -2.68%     9/8/95
-------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -27.86%      -7.67%        N/A      -3.52%
-------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                -17.10%      -4.84%        N/A      -1.92%
-------------------------------------------------------------------------------------------
  CLASS B                       -27.04%      -6.22%        N/A      -2.66%     9/8/95
-------------------------------------------------------------------------------------------
  CLASS C                       -21.79%        N/A         N/A     -20.22%     2/28/00
-------------------------------------------------------------------------------------------
  MSCI-EAFE(5) (REFLECTS NO
  DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)            -15.66%      -2.62%        N/A     -17.88%
-------------------------------------------------------------------------------------------

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks and is compiled by the Frank Russell Company.

(4) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(5) The Morgan Stanley Capital International EAFE Index (Europe Australasia and Far East) ("MSCI-EAFE") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc.

(6) Performance since the earliest class inception date.

(7) Performance since January 1, 1979.

                            UNDERSTANDING PERFORMANCE

 - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

 - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

 - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

 - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

The tables below and on the following pages describe the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are for the fiscal year ended October 31, 2002.

  TAX EFFICIENT FUND                                      CLASS A    CLASS B(2)    CLASS C
---------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
---------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)           5.75%(1)    NONE         NONE
---------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                      NONE          4%(3)        1%(4)
---------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)        NONE       NONE         NONE
---------------------------------------------------------------------------------------------
  Redemption fees                                           NONE       NONE         NONE
---------------------------------------------------------------------------------------------
  Exchange fees                                             NONE       NONE         NONE
---------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)

  Management fee                                           0.68%       0.68%        0.68%
---------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                     0.25%       1.00%        1.00%
---------------------------------------------------------------------------------------------
  Other expenses                                           0.55%       0.55%        0.55%
---------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                    1.48%       2.23%        2.23%
---------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Expected fees and expenses for the fiscal year 2003 (after waivers and expense reimbursements or credits) are shown below. Fund Service providers have voluntarily agreed to waive some expenses. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                                  CLASS A   CLASS B      CLASS C
  Management fee                                   0.55%     0.55%        0.55%

  Distribution and service (12b-1) fee             0.25%     1.00%        1.00%

  Other expenses                                   0.55%     0.55%        0.55%
                                                 ------    ------       ------

  NET ANNUAL FUND OPERATING EXPENSES               1.35%     2.10%        2.10%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

  TAX EFFICIENT FUND             ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                   $717         $1,016        $1,336        $2,242
--------------------------------------------------------------------------------------
  CLASS B (REDEMPTION AT END
     OF PERIOD)                    $626           $897        $1,195        $2,376
--------------------------------------------------------------------------------------
  CLASS B (NO REDEMPTION)          $226           $697        $1,195        $2,376
--------------------------------------------------------------------------------------
  CLASS C (REDEMPTION AT END
     OF PERIOD)                    $326           $697        $1,195        $2,565
--------------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)          $226           $697        $1,195        $2,565
--------------------------------------------------------------------------------------

  LARGE CAP VALUE FUND                                       CLASS A   CLASS B(2)       CLASS C
---------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)              5.75%(1)   NONE            NONE
---------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                         NONE         4%(3)           1%(4)
---------------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)           NONE      NONE            NONE
---------------------------------------------------------------------------------------------------
  Redemption fees                                              NONE      NONE            NONE
---------------------------------------------------------------------------------------------------
  Exchange fees                                                NONE      NONE            NONE
---------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------------------------------------------------
  Management fee                                              0.60%      0.60%           0.60%
---------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                        0.25%      1.00%           1.00%
---------------------------------------------------------------------------------------------------
  Other expenses                                              0.46%      0.46%           0.46%
---------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.31%      2.06%           2.06%
---------------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Actual fees and expenses for the fiscal year 2002 are shown below. Fund Service providers have voluntarily agreed to waive some expenses. These waivers and reimbursements, which may be discontinued at anytime, are expected to lower fund's expenses as follows:

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                                       CLASS A   CLASS B      CLASS C
  Management fee                                          0.59%     0.59%        0.59%

  Distribution and service (12b-1) fee                    0.25%     1.00%        1.00%

  Other expenses                                          0.46%     0.46%        0.46%
                                                       -------   -------      -------

  NET ANNUAL FUND OPERATING EXPENSES                      1.30%     2.05%        2.05%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

  LARGE CAP VALUE FUND            ONE YEAR    THREE YEARS   FIVE YEARS     TEN YEARS
----------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                    $701         $966         $1,249         $2,048
----------------------------------------------------------------------------------------
  CLASS B (REDEMPTION AT END
     OF PERIOD)                     $608         $843         $1,103         $2,189
----------------------------------------------------------------------------------------
  CLASS B (NO REDEMPTION)           $208         $643         $1,103         $2,189
----------------------------------------------------------------------------------------
  CLASS C (REDEMPTION AT END
     OF PERIOD)                     $309         $649         $1,108         $2,390
----------------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)           $209         $649         $1,108         $2,390
----------------------------------------------------------------------------------------

  SMALL CAP VALUE FUND                                                CLASS A     CLASS B(2)  CLASS C
--------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                5.75%(1)      NONE       NONE
--------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of
   original purchase price or redemption proceeds, as applicable)     NONE             4%(3)      1%(4)
--------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)                  NONE          NONE       NONE
--------------------------------------------------------------------------------------------------------
  Redemption fees                                                     NONE          NONE       NONE
--------------------------------------------------------------------------------------------------------
  Exchange fees                                                       NONE          NONE       NONE
--------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------------------------------
  Management fee                                                      0.77%         0.77%      0.77%
--------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                0.25%         1.00%      1.00%
--------------------------------------------------------------------------------------------------------
  Other expenses                                                      0.42%         0.42%      0.42%
--------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                                1.44%         2.19%      2.19%
--------------------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

  SMALL CAP VALUE FUND              ONE YEAR     THREE YEARS     FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                      $713         $1,004          $1,316        $2,199
--------------------------------------------------------------------------------------------
  CLASS B (REDEMPTION AT END
  OF PERIOD)                          $622           $885          $1,175        $2,342
--------------------------------------------------------------------------------------------
  CLASS B (NO REDEMPTION)             $222           $685          $1,175        $2,342
--------------------------------------------------------------------------------------------
  CLASS C (REDEMPTION AT END
  OF PERIOD)                          $322           $688          $1,188        $2,602
--------------------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)             $222           $688          $1,188        $2,602
--------------------------------------------------------------------------------------------

INTERNATIONAL FUND                                        CLASS A  CLASS B(2)   CLASS C
-------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)          5.75%(1)    NONE        NONE
-------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                    NONE           4%(3)       1%(4)
-------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)      NONE        NONE        NONE
-------------------------------------------------------------------------------------------
  Redemption fees                                         NONE        NONE        NONE
-------------------------------------------------------------------------------------------
  Exchange fees                                           NONE        NONE        NONE
-------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------------------
  Management fee                                          1.00%       1.00%       1.00%
-------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                    0.25%       1.00%       1.00%
-------------------------------------------------------------------------------------------
  Other expenses                                          1.39%       1.39%       1.39%
-------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                    2.64%       3.39%       3.39%
-------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Actual fees and expenses for the fiscal year 2002 are shown below. Fund Service providers have voluntarily agreed to waive some expenses. These waivers and reimbursements, which may be discontinued at anytime, are expected to lower fund's expenses as follows:

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                                         CLASS A   CLASS B      CLASS C
  Management fee                                          0.34%     0.34%        0.34%

  Distribution and service (12b-1) fee                    0.25%     1.00%        1.00%

  Other expenses                                          1.39%     1.39%        1.39%
                                                         -----     -----        -----

  NET ANNUAL FUND OPERATING EXPENSES                      1.98%     2.73%        2.73%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

INTERNATIONAL FUND                 ONE YEAR   THREE YEARS    FIVE YEARS   10 YEARS
------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                     $827        $1,348        $1,895      $3,377
------------------------------------------------------------------------------------
  CLASS B (REDEMPTION AT END
     OF PERIOD)                      $742        $1,242        $1,765      $3,507
------------------------------------------------------------------------------------
  CLASS B (NO REDEMPTION)            $342        $1,042        $1,765      $3,507
------------------------------------------------------------------------------------
  CLASS C (REDEMPTION AT END
     OF PERIOD)                      $442        $1,042        $1,765      $3,676
------------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)            $342        $1,042        $1,765      $3,676
------------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

-    THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the funds

 - Responsible for managing the funds' assets according to their goals and strategies and supervising the activities of the sub-investment advisers for the International Fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

For the 2002 fiscal year, the Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund and the International Fund paid 0.57%, 0.59%, 0.77% and 1.00% respectively of their average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 - Sub-investment adviser for the International Fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the International Fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the International Fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

-    FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund's assets are based on total assets unless indicated otherwise.

FUND INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT

   The individuals or group designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing each fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                               TAX EFFICIENT FUND

-    GOAL AND STRATEGIES

   The Tax Efficient Fund seeks long-term capital appreciation on an after-tax basis. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The fund considers the relative tax consequences of possible investment options.

   In choosing securities, the portfolio manager looks at a number of factors, including:

 - the reliability and effectiveness of management

 - whether the issuer is a leader in its business segment

 - whether the price of the security is attractive compared to its competitors

 - whether the company is expected to generate above-average growth rates

 - the economic and political outlook

   The portfolio manager applies research that has been provided by research analysts, including those employed by Credit Suisse First Boston. The fund is "sector neutral," meaning that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

   The fund follows an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders by formally implementing certain practices designed to reduce the impact of federal and state income taxes on the fund's after-tax returns. For example, the fund will seek to offset gains realized in one security by selling another security at a capital loss. In addition, the fund will attempt to limit sales of securities that result in capital gains and/or hold securities long enough to avoid higher short-term capital gains tax rates. However, gains may be realized when the fund believes the risk of holding a security outweighs tax considerations.

   A company could be considered "blue chip" even though it does not pay a regular dividend, and the fund is not expected to pay any regular income dividends to shareholders.

   Some companies may cease to be represented in the S&P 500 Index after the fund has purchased their securities. The fund is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to hold such securities. These companies continue to be considered "blue chip" for purposes of the fund's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

   The fund's policy of investing 80% of its net assets in "blue chip" equities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

-    PORTFOLIO INVESTMENTS

   The fund invests primarily in:

 - common stock

 - preferred stock

 - interests in master limited partnerships

 - securities convertible into common stocks

 - securities such as warrants, whose values are based on common stock

   The fund may also invest up to 20% of the value of its net assets in investment-grade fixed income securities to earn income when CSAM believes that this will not compromise the fund's objective. The fund invests primarily in U.S. companies but may also invest up to 10% of its assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the fund may also engage in other practices.

-    RISK FACTORS

   The fund's principal risk factors are:

 - market risk

 - tax awareness

   The value of your investment will fluctuate in response to stock market movements.

   The fund's formal strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders could lead the fund to make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles. The fund's strategy may, in the event of unanticipated market movements or unforeseeable investor redemptions, have the effect of reducing the fund's total return without any corresponding increase in tax efficiency.

   "More About Risk" details certain other investment practices the fund may use.

-    PORTFOLIO MANAGEMENT

   Hugh M. Neuburger manages the fund. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's A, B, and C classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

  CLASS A
  YEAR ENDED:                                  10/02            10/01             10/00             10/99              10/98
---------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of
  period                                       $15.16            $22.54            $21.27            $16.52            $14.56
=================================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.04(1)           0.01(1)          (0.04)(1)         (0.03)(1)             -
  Net gain (loss) on investments (both
  realized and unrealized)                      (2.90)            (6.44)             2.92              5.04              2.88
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations            (2.86)            (6.43)             2.88              5.01              2.88
---------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              -                 -                 -                 -             (0.02)
  Distributions from net realized gains             -             (0.95)            (1.61)            (0.26)            (0.90)
---------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions               -             (0.95)            (1.61)            (0.26)            (0.92)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $12.30            $15.16            $22.54            $21.27            $16.52
=================================================================================================================================
  Total return(2)                              (18.87)%          (29.56)%           14.39%            30.77%            21.00%
---------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $65,319          $102,935          $159,945          $135,677           $97,078
  Ratio of expenses to average
  net assets                                     1.09%             1.10%             1.14%             1.23%             1.29%
  Ratio of net investment income
  (loss) to average net assets                   0.29%             0.04%            (0.19)%           (0.16)%           (0.02)%
  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                         0.39%             0.11%                -%                -%                -%
  Portfolio turnover rate                          19%               17%               26%               35%               21%
---------------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS B
  YEAR ENDED:                                   10/02          10/01            10/00            10/99          10/98
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of
  period                                        $14.52         $21.79           $20.75           $16.25         $14.41
===========================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.07)         (0.12)(1)        (0.20)(1)        (0.17)(1)      (0.12)(1)
  Net gain (loss) on investments (both
  realized and unrealized)                       (2.76)         (6.20)            2.85             4.93           2.86
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations             (2.83)         (6.32)            2.65             4.76           2.74
---------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS:
  Distributions from net realized gains              -          (0.95)           (1.61)           (0.26)         (0.90)
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                $11.69         $14.52           $21.79           $20.75         $16.25
===========================================================================================================================
  Total return(2)                               (19.49)%       (30.10)%          13.58%           29.73%         20.20%
---------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)             $21,490        $35,270          $50,233          $32,783        $17,438
  Ratio of expenses to average
  net assets                                      1.84%          1.85%            1.85%            1.93%          1.99%
  Ratio of net investment loss to average
  net assets                                     (0.46)%        (0.71)%          (0.91)%          (0.86)%        (0.72)%
  Decrease reflected in above
  operating expense ratios
  due to waivers/
  reimbursements                                  0.39%          0.11%               -                -              -
  Portfolio turnover rate                           19%            17%              26%              35%            21%
---------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS C
  YEAR ENDED:                                              10/02         10/01         10/00(1)
----------------------------------------------------------------------------------------------------
  PER SHARE DATA
----------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $14.52        $21.79          $20.01
====================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss                                      (0.06)        (0.12)(2)       (0.17)(2)
  Net gain (loss) on investments (both
  realized and unrealized)                                 (2.77)        (6.20)           1.95
----------------------------------------------------------------------------------------------------
    Total from investment operations                       (2.83)        (6.32)           1.78
----------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                        -         (0.95)              -
----------------------------------------------------------------------------------------------------
  Net asset value, end of period                          $11.69        $14.52          $21.79
====================================================================================================
  Total return(3)                                         (19.49)%      (30.10)%          8.90%
----------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                        $3,195        $4,220          $4,412
  Ratio of expenses to average net assets                   1.84%         1.85%           1.32%(4)
  Ratio of net investment loss to average net assets       (0.45)%       (0.71)%         (0.91)%(4)
  Decrease reflected in above operating expense
  ratios due to waivers/reimbursements                      0.40%         0.11%              -%
  Portfolio turnover rate                                     19%           17%             26%
----------------------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.

(2) Per-share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(4) Annualized.

                              LARGE CAP VALUE FUND

-    GOAL AND STRATEGIES

   The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

   The fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.

   The fund managers select stocks on the basis of their potential for appreciation in value and/or income.

   In choosing securities, the manager looks at a number of factors, including:

 - possible undervaluation of companies' securities according to financial measurements of their intrinsic worth or business prospects

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

   The fund may invest in debt securities as well as equity securities. The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of December 31, 2002, the market capitalization of the smallest company in the Russell 1000 Index was $120.15 million. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

   The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

   The fund's policy of investing 80% of its net assets in large company equities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

-    PORTFOLIO INVESTMENTS

   The fund invests in:

 - common stock

 - preferred stock

 - securities convertible into common stock

 - debt securities that are investment grade at the time of purchase including corporate, U.S. government and municipal securities

   The fund invests in both listed and unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

-    RISK FACTORS

   The fund's principal risk factors are:

 - market risk

 - credit risk

 - interest-rate risk

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend on the performance of "value stocks," which may be more volatile than the overall market.

   Different types of investment styles (such as "growth" vs. "value") tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing a growth strategy).

   To the extent the fund invests in debt securities, the value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

-    PORTFOLIO MANAGEMENT

   The Credit Suisse Value Team manages the fund.

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's A, B, and C classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

  CLASS A
  YEAR ENDED:                               10/02          10/01          10/00          10/99          10/98
-----------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period      $19.96         $24.62         $23.49         $22.60         $20.09
=================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                       0.17           0.21(1)        0.16(1)        0.12(1)        0.20(1)
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)             (1.45)         (2.55)          1.78           2.87           3.51
-----------------------------------------------------------------------------------------------------------------
    Total from investment operations         (1.28)         (2.34)          1.94           2.99           3.71
-----------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
  income                                     (0.19)         (0.19)         (0.12)         (0.09)         (0.17)
  Distributions from net realized
  gains                                      (1.66)         (2.13)         (0.69)         (2.01)         (1.03)
-----------------------------------------------------------------------------------------------------------------
    Total dividends and distributions        (1.85)         (2.32)         (0.81)         (2.10)         (1.20)
-----------------------------------------------------------------------------------------------------------------
  Net asset value, end of period            $16.83         $19.96         $24.62         $23.49         $22.60
=================================================================================================================
  Total return(2)                            (7.63)%       (10.48)%         8.44%         14.37%         19.14%
-----------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (000s omitted)                          $114,733       $133,665       $162,871       $174,213       $163,936
  Ratio of expenses to average
  net assets                                  1.03%          1.04%          1.08%          1.11%          1.13%
  Ratio of net investment income to
  average net assets                          0.90%          0.94%          0.71%          0.52%          0.92%
  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                      0.28%          0.10%             -%             -%             -%
  Portfolio turnover rate                       28%            38%            55%            25%            33%
-----------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS B
  YEAR ENDED:                                 10/02          10/01            10/00          10/99            10/98
-----------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period        $19.78         $24.44           $23.37         $22.55           $20.06
=======================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.03           0.04(1)             -          (0.04)(1)         0.04(1)
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)               (1.43)         (2.52)            1.76           2.88             3.50
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations           (1.40)         (2.48)            1.76           2.84             3.54
-----------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
  income                                       (0.06)         (0.05)               -          (0.01)           (0.02)
  Distributions from net realized
  gains                                        (1.66)         (2.13)           (0.69)         (2.01)           (1.03)
-----------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions          (1.72)         (2.18)           (0.69)         (2.02)           (1.05)
-----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period              $16.66         $19.78           $24.44         $23.37           $22.55
=======================================================================================================================
  Total return(2)                              (8.29)%       (11.00)%           7.66%         13.66%           18.29%
-----------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (000s omitted)                             $28,312        $33,087          $41,194        $41,144          $33,325
  Ratio of expenses to average
  net assets                                    1.78%          1.79%            1.80%          1.81%            1.83%
  Ratio of net investment income (loss)
  to average net assets                         0.15%          0.19%           (0.01)         (0.18)            0.22%
  Decrease reflected in above
  operating expense ratios  due to
  waivers/reimbursements                        0.27%          0.10%               -%             -%               -%
  Portfolio turnover rate                         28%            38%              55%            25%              33%
-----------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS C
  YEAR ENDED:                                             10/02       10/01         10/00(1)
-----------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $19.71      $24.39        $20.87
===============================================================================================
  INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.03        0.03(2)      (0.01)(2)
  Net gain (loss) on investments and foreign currency
  related items (both realized and unrealized)             (1.43)      (2.51)         3.56
-----------------------------------------------------------------------------------------------
    Total from investment operations                       (1.40)      (2.48)         3.55
-----------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                     (0.07)      (0.07)        (0.03)
  Distributions from net realized gains                    (1.66)      (2.13)            -
-----------------------------------------------------------------------------------------------
    Total dividends and distributions                      (1.73)      (2.20)        (0.03)
-----------------------------------------------------------------------------------------------
  Net asset value, end of period                          $16.58      $19.71        $24.39
===============================================================================================
  Total return(3)                                          (8.35)%    (11.07)%       17.02%
-----------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                $2,104      $1,916          $496
  Ratio of expenses to average net assets                   1.78%       1.79%         1.28%(4)
  Ratio of net income (loss) to average net assets          0.16%       0.13%        (0.03)%(4)
  Decrease reflected in above operating expense ratios
  due to waivers/reimbursements                             0.28%       0.10%            -%
  Portfolio turnover rate                                     28%         38%           55%
-----------------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.

(2) Per-share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                              SMALL CAP VALUE FUND

-    GOAL AND STRATEGIES

   The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the fund managers look at:

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

 - the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment

 - the earning power or purchase value of the company relative to its current stock price

 - whether the company has an established presence in its industry, in a product or in a market niche

   In choosing a security, the portfolio managers also consider whether the management owns a significant stake in the company.

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   "Small-cap" companies, for purposes of this fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2002, market capitalizations of Russell 2000 companies ranged from $3.79 million to $1.77 billion.

   Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The fund's policy of investing at least 80% of its net assets in small company equities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

-    PORTFOLIO INVESTMENTS

   The fund invests primarily in:

 - common stock

 - preferred stock

 - securities convertible into common stocks

 - securities such as warrants, whose values are based on common stock

 - investment grade debt securities including U.S. government and municipal and other financial instruments

   The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

-    RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The fund's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

-    PORTFOLIO MANAGEMENT

   The Credit Suisse Value Team manages the fund.

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's Class A, B and C classes and have been audited by the Fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

  CLASS A
  YEAR ENDED:                                  10/02            10/01             10/00             10/99              10/98
-------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $21.09            $22.54            $20.52            $19.54            $23.34
===============================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                          0.02              0.05(1)           0.06(1)           0.06(1)           0.07(1)
  Net gain (loss) on investments
  (both realized and unrealized)                 0.33              1.76              4.05              1.01             (2.55)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations             0.35              1.81              4.11              1.07             (2.48)
-------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income          (0.03)            (0.04)            (0.04)            (0.07)            (0.06)
  Distributions from net realized gains         (2.79)            (3.22)            (2.05)            (0.02)            (1.26)
-------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions           (2.82)            (3.26)            (2.09)            (0.09)            (1.32)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $18.62            $21.09            $22.54            $20.52            $19.54
===============================================================================================================================
  Total return(2)                                0.71%             9.70%            21.69%             5.47%           (11.20)%
-------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)           $151,340          $199,213          $188,501          $188,192          $237,873
  Ratio of expenses to average net assets        1.32%             1.33%             1.39%             1.37%             1.29%
  Ratio of net income to average net assets      0.11%             0.25%             0.28%             0.33%             0.30%
  Decrease reflected in above operating
  expense ratios due to waivers/
  reimbursements                                 0.12%             0.02%                -                 -                 -
  Portfolio turnover rate                          18%               54%               42%               30%               42%
-------------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS B
  YEAR ENDED:                                  10/02            10/01             10/00             10/99              10/98
---------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $20.33            $21.95            $20.13            $19.23            $23.12
=================================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss                           (0.12)            (0.10)(1)         (0.09)(1)         (0.14)(1)         (0.09)(1)
  Net gain (loss) on investments
  (both realized and unrealized)                 0.32              1.70              3.96              1.06             (2.55)
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations             0.20              1.60              3.87              0.92             (2.64)
---------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Distributions from net realized gains         (2.79)            (3.22)            (2.05)            (0.02)            (1.25)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $17.74            $20.33            $21.95            $20.13            $19.23
=================================================================================================================================
  Total return(2)                               (0.08)%            8.88%            20.80%             4.75%           (11.98)%
---------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $19,999           $17,818           $17,255           $19,257           $22,284
  Ratio of expenses to average
  net assets                                     2.07%             2.08%             2.10%             2.07%             1.99%
  Ratio of net investment loss to average
  net assets                                    (0.63)%           (0.50)%           (0.43)%           (0.71)%           (0.40)%
  Decrease reflected in above operating
  expense ratios due to waivers/
  reimbursements                                 0.13%             0.02%                -                 -                 -
  Portfolio turnover rate                          18%               54%               42%               30%               42%
---------------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS C
  YEAR ENDED:                                  10/02            10/01             10/00(1)
----------------------------------------------------------------------------------------------
  PER SHARE DATA
----------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $20.28            $21.94           $ 17.96
==============================================================================================
  INVESTMENT OPERATIONS:
  Net investment (loss)                         (0.12)            (0.11)(2)         (0.07)(2)
  Net gain on investments (both realized
  and unrealized)                                0.32              1.67              4.05
----------------------------------------------------------------------------------------------
    Total from investment operations             0.20              1.56              3.98
----------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Distributions from net realized gains         (2.79)            (3.22)             0.00
----------------------------------------------------------------------------------------------
  Net asset value, end of period               $17.69            $20.28            $21.94
==============================================================================================
  Total return(3)                               (0.07)%            8.93%            22.16%
----------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
  Net assets, end of period (000s)             $4,271            $1,481              $220
  Ratio of expenses to average net assets        2.07%             2.08%             1.42%(4)
  Ratio of net investment loss to average
  net assets                                    (0.63)%           (0.52)%           (0.33)%(4)
  Decrease reflected in above operating
  expense ratios due to waivers/
  reimbursements                                 0.14%             0.02%                -
  Portfolio turnover rate                          18%               54%               42%
----------------------------------------------------------------------------------------------

(1)  For the period February 28, 2000 (inception date) through October 31, 2000.

(2) Per-share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                               INTERNATIONAL FUND

-    PROPOSED MERGER

   On December 12, 2002, the fund's Board of Trustees approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the fund's assets and liabilities would be transferred to the Credit Suisse International Focus Fund, Inc. ("International Focus Fund"), in exchange for shares of the International Focus Fund. The fund would then be liquidated and shares of the International Focus Fund would be distributed to its shareholders.

   If the Reorganization is completed, each fund shareholder would become a shareholder of the International Focus Fund and would receive on a tax-free basis shares of the International Focus Fund with the same aggregate net asset value as their fund shares. The Reorganization is subject to the completion of certain conditions, including the approval of the fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to fund shareholders in anticipation of a special meeting of shareholders to be held at a later date.

-    GOAL AND STRATEGIES

   The fund seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign markets. The fund invests primarily in equity securities of companies located in or conducting a majority of their business in developed foreign markets or companies whose securities trade primarily in developed foreign markets.

   Although it is not an index fund and does not seek to replicate the performance of any index, the fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index.

   Countries in the MSCI-EAFE Index currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the MSCI-EAFE Index.

   In managing the fund's investments, the portfolio managers:

 - combine top-down regional analysis with bottom-up company research

 - look for countries, sectors and companies with solid growth prospects and attractive market valuations

 - focus research efforts on early identification of new investment opportunities while seeking to manage risk

   The fund may invest in emerging markets, although it does not expect to invest more than 30% of assets in securities of emerging markets issuers. The fund may hold depository receipts, but they are not expected to represent a substantial portion of the fund's investments.

   The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

-    FUND INVESTMENTS

   The fund invests primarily in:

 - common stock

 - preferred stock

 - depository receipts

 - securities convertible into or exchangeable for common stock

   To a limited extent the fund may also engage in other investment practices.

-    RISK FACTORS

   The fund's principal risk factors are:

 - foreign securities

 - market risk

   The value of your investment will fluctuate in response to stock market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that it invests in emerging markets or focuses on a single country or region, the fund may take on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices that the fund may use. Please read that section carefully before you invest.

-    PORTFOLIO MANAGEMENT

   Steven D. Bleiberg, Emily Alejos and Staci Lombard manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's Class A, B, and C classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

  CLASS A
  YEAR ENDED:                                  10/02            10/01             10/00             10/99              10/98
--------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period          $8.44            $12.05            $14.00            $12.20            $11.42
================================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(1)                        (0.01)            (0.03)            (0.06)            (0.06)            (0.06)
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                (1.76)            (2.81)            (0.11)             2.56              0.99
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations            (1.77)            (2.84)            (0.17)             2.50              0.93
--------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              -                 -                 -                 -             (0.06)
  Distributions from net realized gains         (0.01)            (0.77)            (1.78)            (0.70)            (0.09)
--------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions           (0.01)            (0.77)            (1.78)            (0.70)            (0.15)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                $6.66             $8.44            $12.05            $14.00            $12.20
================================================================================================================================
  Total return(2)                              (21.04)%          (24.87)%           (1.87)%           21.76%             8.20%
--------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $10,285           $26,316           $52,966           $48,181           $44,286
  Ratio of expenses to average
  net assets                                     1.98%             1.78%             2.03%             2.15%             2.15%
  Ratio of net investment loss to average
  net assets                                    (0.13)%           (0.31)%           (0.45)%           (0.44)%           (0.49)%
  Decrease reflected in above
  operating expense ratios
  due to waivers/reimbursements                  0.66%                -%                -%             0.04%             0.10%
  Portfolio turnover rate                         124%               48%               45%               82%               70%
--------------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS B
  YEAR ENDED:                                  10/02            10/01             10/00             10/99              10/98
---------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period          $8.01            $11.57            $13.63            $11.98            $11.24
=================================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(1)                        (0.06)            (0.11)            (0.16)            (0.15)            (0.15)
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                (1.66)            (2.68)            (0.12)             2.50              0.98
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations            (1.72)            (2.79)            (0.28)             2.35              0.83
---------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (0.01)            (0.77)            (1.78)            (0.70)            (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                $6.28             $8.01            $11.57            $13.63            $11.98
=================================================================================================================================
  Total return(2)                              (21.54)%          (25.61)%           (2.84)%           20.86%             7.43%
---------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)             $1,737            $2,836            $5,089            $5,527            $6,133
  Ratio of expenses to average
  net assets                                     2.73%             2.53%             2.78%             2.90%             2.90%
  Ratio of net investment loss to average
  net assets                                    (0.83)%           (1.10)%           (1.22)%           (1.18)%           (1.24)%
  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                         0.75%             0.00%             0.00%             0.04%             0.10%
  Portfolio turnover rate                         124%               48%               45%               82%               70%
---------------------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.

  CLASS C
  YEAR ENDED:                                  10/02            10/01             10/00(1)
-----------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------
  Net asset value, beginning of period          $8.03            $11.59            $13.35
===============================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(2)                        (0.07)            (0.11)            (0.24)
  Net loss on investments and foreign
  currency related items
  (both realized and unrealized)                (1.41)            (2.68)            (1.52)
-----------------------------------------------------------------------------------------------
    Total from investment operations            (1.48)            (2.79)            (1.76)
-----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (0.01)            (0.77)                -
-----------------------------------------------------------------------------------------------
  Net asset value, end of period                $6.54             $8.03            $11.59
===============================================================================================
  Total return(3)                              (18.50)%          (25.47)%          (13.18)%
-----------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000s)               $149              $171              $141
  Ratio of expenses to average
  net assets                                     2.73%             2.53%             2.59%(4)
  Ratio of net investment loss to average
  net assets                                    (0.85)%           (1.21)%           (1.81)%(4)
  Decrease reflected in above operating
  expense ratios due to
  waivers/reimbursements                         0.81%                -%                -%
  Portfolio turnover rate                         124%               48%               45%
-----------------------------------------------------------------------------------------------

(1)  For the period February 28, 2000 (inception date) through October 31, 2000.
(2) Per-share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4)  Annualized.

                                 MORE ABOUT RISK

-    INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or a fund's performance.

   TAX AWARENESS Since the Tax Efficient Fund considers the relative tax consequences of possible investment options, this could lead the fund to make decisions which do not, on an after-tax basis, maximize the return for the fund or certain shareholders, particularly shareholders who invest through tax-advantaged vehicles. The fund's strategy may, in the event of unanticipated market movements or unforeseeable investor redemptions, have the effect of reducing the fund's total return without any corresponding increase in tax efficiency.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/    Permitted without limitation; does not indicate actual use

(20%) ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /    Permitted, but not expected to be used to a significant extent

-      Not permitted

                                                                                     TAX      LARGE CAP   SMALL CAP
                                                                                  EFFICIENT     VALUE       VALUE    INTERNATIONAL
                                                                                    FUND        FUND        FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                          15%         15%         15%         33 1/3%
-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.          / /         / /         / /             /X/
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.                                                                               --          --         / /             /X/
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                         / /         / /         / /              30%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                     /X/         /X/         /X/             /X/
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                                     10%         10%        (20%)           /X/
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     TAX      LARGE CAP   SMALL CAP
                                                                                  EFFICIENT     VALUE       VALUE     INTERNATIONAL
                                                                                    FUND        FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                               --          --         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                              (20%)         (20%)     (20%)          (20%)
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                              / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal- securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                    --         / /         / /              --
-----------------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.       --          --          --             / /
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     TAX      LARGE CAP   SMALL CAP
                                                                                  EFFICIENT     VALUE       VALUE     INTERNATIONAL
                                                                                    FUND        FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. (1) CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                5%          5%        / /              10%
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, MARKET RISKS.                                     / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                 (10%)       (10%)         --            (15%)
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.           / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                         25%         25%         25%             25%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     TAX      LARGE CAP   SMALL CAP
                                                                                  EFFICIENT     VALUE       VALUE     INTERNATIONAL
                                                                                    FUND        FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform smaller mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                       --          --         / /              --
-----------------------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                 (10%)         (10%)     (10%)           (10%)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                          / /         / /         /X/             / /
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                             / /         / /         /X/             / /
-----------------------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                   / /         / /         /X/             / /
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     TAX      LARGE CAP   SMALL CAP
                                                                                  EFFICIENT     VALUE       VALUE     INTERNATIONAL
                                                                                    FUND        FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                              / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY COMPANIES Companies which may benefit significantly from advances or
improvements in technology. LIQUIDITY, MARKET, VALUATION RISKS.                     / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                   / /          --          --              --
-----------------------------------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        5%         --           5%            / /
-----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                            / /         / /         / /             / /
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of certain funds:

HUGH M. NEUBURGER, Managing Director, has been Portfolio Manager of the Tax-Efficient Fund since August 1995. Mr. Neuberger joined CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") in 2000. Mr. Neuberger holds a B.A., M.A. and Ph.D., all from the University of Chicago.

STEVEN D. BLEIBERG, Managing Director, is chairman of the firm's Global Equity Strategy Group, and has been Co-Portfolio Manager of the International Fund since October 2001. Mr. Bleiberg has performed comparable duties with CSAM since 1991 when he rejoined the company following 2 years as a portfolio manager at Matrix Capital Management. Mr. Bleiberg first joined CSAM in 1984. He holds a B.A. in Government from Harvard University and a M.S. in Finance from the Sloan School of Management at Massachusetts Institute of Technology.

EMILY ALEJOS, CFA, Director, is chief investment officer for Latin American equities and has been Co-Portfolio Manager of the International Fund since October 2001. She has performed comparable duties since joining CSAM in 1997 after working as an emerging markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in Economics and Development Studies from Brown University and a M.B.A. from Stanford University.

STACI LOMBARD, CFA, Director, has been Co-Portfolio Manager of the International Fund since October 2001. Ms. Lombard, who has performed comparable duties since 1999, joined CSAM in 1987 as a convertible security analyst, created an international equity trading desk in 1991 and remained an international equity trader until 1999. She holds a B.S. in Psychology from Cornell University and a M.B.A. in Finance from Baruch College, City University of New York.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

-    SHARE VALUATION

   The price of your shares is also referred to as their net asset value ("NAV"). The NAV of each class of each fund is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available the fair value of the securities and other assets is determined in good faith by or under the direction of its Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

-    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The Large Cap Value Fund typically distributes dividend income quarterly and capital gains annually, usually in December.

   The other funds typically distribute dividend income and capital gains annually, usually in December.

   Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Distributions may be reinvested in additional shares without any initial or deferred sales charge.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

-    TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. Capital-gain distributions could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

-    STATEMENT AND REPORTS

   Each fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES

   This PROSPECTUS offers you a choice of three classes of shares for each fund:
Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 - Class A shares may be a better choice than Class B or Class C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 - Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

 - Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but have higher annual expenses

   We describe each class of shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A, Class B and Class C, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.

                                             MAIN FEATURES
--------------------------------------------------------------------------------
CLASS A              -  Initial sales charge of up to 5.75%

                     -  Lower sales charge for large purchases

                     - No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

                     -  Lower annual expenses than Class B or C because of lower
                        12b-1 fee
--------------------------------------------------------------------------------
CLASS B              -  No initial sales charge

                     - Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

                     -  Deferred sales charge declining to zero after 4 years

                     - Higher annual expenses than Class A shares because of higher 12b-1 fee

                     -  Automatic conversion to Class A shares after 8 years,
                        reducing future annual expenses
--------------------------------------------------------------------------------
CLASS C              -  No initial sales charge

                     - Deferred sales charge of 1.00% if you sell shares during the first year of purchase

                     - Higher annual expenses than Class A shares because of higher 12b-1 fee

                     - No conversion to Class A shares, so annual expenses remain higher
--------------------------------------------------------------------------------

                            BUYING AND SELLING SHARES

-    OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

-    BUYING AND SELLING SHARES

   The funds are open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper Form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

   The minimum initial investment in all classes of a fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. Each fund reserves the right to modify or waive the minimum investment account requirements.

   The maximum investment amount in Class B shares is $250,000, and the maximum investment amount in Class C shares is $1,000,000.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share, next computed following the receipt by your financial representative or us of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemption or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. Each fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

-    EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 800-927-2874.

                              SHAREHOLDER SERVICES

-    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

-    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

-    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

-    SPECIAL SITUATIONS

   Each fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

-    CLASSES OF SHARES AND SALES CHARGES

   Class A, B and C shares are identical in all respects except that (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

-    CLASS A SHARES

OFFERING PRICE:

   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

                                                                      COMMISSION TO
                                                                        FINANCIAL
                                             AS A % OF   AS A % OF   REPRESENTATIVE
                                              AMOUNT     OFFERING      AS A % OF
           AMOUNT PURCHASED                  INVESTED      PRICE     OFFERING PRICE
     Less than $50,000                         6.10%      5.75%          5.00%
-----------------------------------------------------------------------------------
     $50,000 to less than $100,000             4.99%      4.75%          4.00%
-----------------------------------------------------------------------------------
     $100,000 to less than $250,000            3.90%      3.75%          3.00%
-----------------------------------------------------------------------------------
     $250,000 to less than $500,000            2.56%      2.50%          2.00%
-----------------------------------------------------------------------------------
     $500,000 to less than $1,000,000          2.04%      2.00%          1.75%
-----------------------------------------------------------------------------------
     $1,000,000 or more                           0*         0           1.00%**
-----------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).
** The distributor may pay a financial representative a fee as follows: up to 1%
   on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1)  investment advisory clients of CSAM;

 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403 Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

 (5)  Class B shares which are automatically converted to Class A shares; and

 (6) Class A shares acquired when dividends and distributions are reinvested in the fund.

   IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to a fund's distributor or transfer agent, you may purchase Class A shares of a fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by a fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

   The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

-    CLASS B SHARES

   You may choose to purchase Class B shares at a fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

   YEAR AFTER PURCHASE     CDSC PERCENTAGE
------------------------------------------
         1st                     4%
------------------------------------------
         2nd                     3%
------------------------------------------
         3rd                     2%
------------------------------------------
         4th                     1%
------------------------------------------
   After 4th year              None
------------------------------------------

   Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

 (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

 (3) redemptions made pursuant to a fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

 (4) redemptions related to required minimum distributions from retirement plans or accounts at age 701/2, which are required without penalty pursuant to the Internal Revenue Code; and

 (5) Class B shares acquired when dividends and distributions are reinvested in a fund.

   Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

  CLASS B SHARES                          WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------
  Shares issued at initial purchase       Eight years after the date of purchase
--------------------------------------------------------------------------------
  Shares issued on reinvestment of        In the same proportion as the number
  dividends and distributions             of Class B shares converting is to
                                          total Class B shares you own
                                          (excluding shares issued as a
                                          dividend)
--------------------------------------------------------------------------------
  Shares issued upon exchange from        On the date the shares originally
  another Credit Suisse Fund              acquired would have converted into
                                          Class A shares
--------------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE. If you redeemed shares of a fund in the past 30 days and paid a deferred sales charge, you may buy shares of that fund at the current net asset value and be credited with the amount of the deferred sales changes, if the distributor is notified.

-    CLASS C SHARES

   You may choose to purchase Class C shares at a fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                                OTHER INFORMATION

-    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.

   Each fund has adopted 12b-1 Plans for Class A, Class B and Class C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A, Class B and Class C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A, Class B and Class C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, Class B and Class C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                              FOR MORE INFORMATION

   More information about the funds is available free upon request, including the following:

-    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, fund investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

-    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-902-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
     800-927-2874

BY FACSIMILE:
     888-606-8252

BY MAIL:
     Credit Suisse Funds
     P.O. Box 55030
     Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
     Boston Financial Data Services, Inc.
     Attn: Credit Suisse Funds
     66 Brooks Drive
     Braintree, MA 02171

ON THE INTERNET:
     www.CreditSuisseFunds.com

SEC FILE NUMBERS:
Credit Suisse Capital Funds            811-04604
  Credit Suisse Tax Efficient Fund
  Credit Suisse Large Cap Value Fund
  Credit Suisse Small Cap Value Fund
Credit Suisse Opportunity Funds        811-09054
  Credit Suisse International Fund

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSDVI-1-0203

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Prospectus

CLASS A, B AND C SHARES

February 28, 2003

     - CREDIT SUISSE
       HIGH INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................4
    Goal and Principal Strategies .........................................4
    A Word About Risk .....................................................4
    Investor Profile ......................................................5

PERFORMANCE SUMMARY .......................................................6
    Year-by-Year Total Returns ............................................6
    Average Annual Total Returns ..........................................7

INVESTOR EXPENSES .........................................................8

THE FUND IN DETAIL .......................................................10
    The Management Firm ..................................................10
    Fund Information Key .................................................10
    Goal and Strategies ..................................................11
    Portfolio Investments ................................................12
    Risk Factors .........................................................12
    Portfolio Management .................................................13
    Financial Highlights .................................................14

MORE ABOUT RISK ..........................................................15
    Introduction .........................................................15
    Types of Investment Risk .............................................15

CERTAIN INVESTMENT PRACTICES .............................................18

MEET THE MANAGER .........................................................20

MORE ABOUT YOUR FUND .....................................................22
    Share Valuation ......................................................22
    Distributions ........................................................22
    Taxes ................................................................22
    Statements and Reports ...............................................23
CHOOSING A CLASS OF SHARES ...............................................24

BUYING AND SELLING SHARES ................................................25

SHAREHOLDER SERVICES .....................................................27

OTHER POLICIES ...........................................................28

OTHER SHAREHOLDER INFORMATION ............................................29

OTHER INFORMATION ........................................................35
    About the Distributor ................................................35

FOR MORE INFORMATION .............................................back cover

THE FUND IS A SERIES OF THE CREDIT SUISSE OPPORTUNITY FUNDS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

  GOAL                       PRINCIPAL STRATEGIES                        PRINCIPAL RISK FACTORS
-------------------------------------------------------------------------------------------------
  High current income and,   - Invests at least 80% of its net assets,   - Credit Risk
  secondarily, capital         plus any borrowing for investment         - Foreign securities
  appreciation                 purposes, in high yield, fixed income     - Interest-Rate Risk
                               securities                                - Market Risk
                             - Invests primarily in a diversified        - Non-diversified status
                               portfolio of high risk fixed income
                               securities (junk bonds) including:
                                 - convertible and non-convertible
                                   debt securities
                                 - preferred stock
                             - May invest up to 30% of its assets in
                               securities of non-U.S. issuers
                             - Seeks to moderate risk by investing
                               among a variety of industry sectors
                             - Portfolio selection based on analysis
                               of individual issuers and the general
                               business conditions affecting them
-------------------------------------------------------------------------------------------------

-    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose #capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

-    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  are seeking investment income

-  are willing to accept risk and volatility

-  want to diversify their portfolios with fixed income funds

   IT MAY NOT BE APPROPRIATE IF YOU:

-  are investing for maximum return over a long time horizon

-  require stability of principal

   You should base your investment decision on your own goals, risk preferences and time horizon.

   BECAUSE THE FUND INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance of Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                               2000      2001      2002
-------------------------------------------------------------------------
                                               -5.00%     6.48%     1.68%

Best quarter: 7.33% (Q4 01)
Worst quarter: -5.54% (Q3 01)
Inception date (Class A): 3/8/99

                          AVERAGE ANNUAL TOTAL RETURNS

                                                   ONE YEAR     LIFE OF    INCEPTION
PERIOD ENDED 12/31/02                                2002        CLASS       DATE
------------------------------------------------------------------------------------
CLASS A(1)                                          -3.09%       0.90%        3/8/99
------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                 -1.86%      -2.47%
------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES                                      -6.57%      -2.85%
------------------------------------------------------------------------------------
CLASS B                                             -2.83%       1.14%        3/8/99
------------------------------------------------------------------------------------
CLASS C                                             -0.05%       0.36%       2/28/00
------------------------------------------------------------------------------------
SALOMON SMITH BARNEY HIGH-YIELD MARKET INDEX(5)      5.44%       0.10%(6)
------------------------------------------------------------------------------------
LIPPER OPEN-END HIGH YIELD BOND FUND INDEX(2)        5.44%      -2.69%(4)
------------------------------------------------------------------------------------
CSFB HIGH YIELD INDEX, DEVELOPED
COUNTRIES ONLY(3)                                    2.51%       1.36%(4)
------------------------------------------------------------------------------------

(1) The Average Annual Total Returns for Class A reflect the maximum applicable sales charge.

(2) The Lipper Open-End High Yield Bond Fund Index is composed of open-end mutual funds that invest primarily in high yield debt securities. The Index does not include sales charges, fees or expenses in its calculation.

(3) The CSFB High Yield Index, Developed Countries Only is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser. Name changed from The Credit Suisse First Boston Domestic + High Yield Index effective May 31, 2001.

(4) Performance as of earliest class inception date.

(5) Effective December 12, 2002, the fund changed its performance benchmark from the CSFB High Yield Index, Developed Countries Only to the Salomon Smith Barney High Yield Market Index because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio. The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities that is compiled by Salomon Smith Barney Inc.
(6) Performance from March 31, 1999 through December 31, 2002.

                            UNDERSTANDING PERFORMANCE

          - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.
          - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.
          - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.
          - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

          - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                           INVESTOR EXPENSES

                        FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2002.

                                                       CLASS A(1)   CLASS B(2)     CLASS C
--------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)       4.75%(1)          NONE       NONE
--------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                     NONE         4%(3)      1%(4)
--------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)       NONE          NONE       NONE
--------------------------------------------------------------------------------------------
  Redemption fees                                          NONE          NONE       NONE
--------------------------------------------------------------------------------------------
  Exchange fees                                            NONE          NONE       NONE
--------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------------------
  Management fee                                           0.70%         0.70%      0.70%
--------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                     0.25%         1.00%      1.00%
--------------------------------------------------------------------------------------------
  Other expenses                                           2.12%         2.12%      2.12%
--------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                    3.07%         3.82%      3.82%
--------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during the first year.

* Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below. Fund Service providers have voluntarily agreed to waive some expenses. These waivers and reimbursements, which may be discontinued at anytime, are expected to lower fund's expenses as follows:

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                                         CLASS A    CLASS B     CLASS C
  Management fee                                          0.00%      0.00%       0.00%

  Distribution and service (12b-1) fee                     .25%      1.00%       1.00%

  Other expenses                                          0.85%      0.85%       0.85%
                                                          -----      -----       -----
  NET ANNUAL FUND OPERATING EXPENSES                      1.10%      1.85%       1.85%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                        ONE YEAR    THREE YEARS     FIVE YEARS     10 YEARS
-------------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT
  REDEMPTION)                             $770        $1,378          $2,009         $3,697
-------------------------------------------------------------------------------------------
  CLASS B (REDEMPTION AT END OF
  PERIOD)                                 $784        $1,366          $1,967         $3,892
-------------------------------------------------------------------------------------------
  CLASS B (NO REDEMPTION)                 $384        $1,166          $1,967         $3,892
-------------------------------------------------------------------------------------------
  CLASS C (REDEMPTION AT END OF
  PERIOD)                                 $484        $1,166          $1,967         $4,053
-------------------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)                 $384        $1,166          $1,967         $4,053
-------------------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

-    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategy

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the fund paid CSAM 0.00% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

-    FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

-    GOAL AND STRATEGIES

   The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Services ("Moody's") and BB or lower by Standard & Poor's Ratings Services Inc. ("S&P")), or, if unrated, are deemed by CSAM to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." The fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded.

   In choosing securities, the portfolio managers:

 - continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

 - analyze business conditions affecting investments, including

   - changes in economic activity and interest rates

   - availability of new investment opportunities

   - economic outlook for specific industries

 - seek to moderate risk by investing among a variety of industry sectors and issuers

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

-    PORTFOLIO INVESTMENTS

   The securities in which the fund invests are:

 - corporate bonds and notes

 - convertible bonds and preferred stocks

 - equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

 The fund may invest:

 - without limit in junk bonds, including their unrated equivalents

 - up to 30% of assets in securities of non-U.S. issuers

   To a limited extent the fund may also engage in other investment practices.

-    RISK FACTORS

   The fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

 - non-diversified status risk

   The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower-rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

   Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

   Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio manager's analysis than would be the case if the fund were investing in higher-quality bonds.

   Although the portfolio manager will typically seek to diversify the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

   To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-    PORTFOLIO MANAGEMENT

   Richard J. Lindquist, Philip L. Schantz, Misia K. Dudley, John M. Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below are related to the fund's Class A, Class B and Class C shares and have been audited by the fund's previous accountants for the fiscal periods March 8, 1999 through October 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period November 1, 2000 through October 31, 2001 and the fiscal year ended October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

                                                      CLASS A                                  CLASS B
--------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED:                         10/02      10/01      10/00     10/99+     10/02     10/01     10/00    10/99+
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
   period                              $7.98     $ 8.73     $ 9.66    $ 10.00     $7.96     $8.73    $ 9.66    $10.00
==========================================================================================================================
 INVESTMENT OPERATIONS:
 Net investment income                  0.72(2)    0.86       0.88       0.56      0.65(2)   0.80      0.81      0.50
 Net loss on investments
   and foreign currency related
   items (both realized and
   unrealized)                         (0.74)     (0.75)     (0.86)     (0.34)    (0.73)    (0.77)    (0.86)    (0.34)
--------------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                        (0.02)      0.11       0.02       0.22     (0.08)     0.03     (0.05)     0.16
--------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment
   income                              (0.75)     (0.86)     (0.88)     (0.56)    (0.69)    (0.80)    (0.81)    (0.50)
 Distributions from net realized
   gains                                   -          -      (0.07)         -         -         -     (0.07)        -
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions   (0.75)     (0.86)     (0.95)     (0.56)    (0.69)    (0.80)    (0.88)    (0.50)
==========================================================================================================================
 Net asset value, end of period        $7.21      $7.98     $ 8.73     $ 9.66    $ 7.19     $7.96    $ 8.73    $ 9.66
==========================================================================================================================
 Total return(3)                       (0.56)%     1.13%     (0.06)%     2.19%    (1.36)%    0.14%    (0.81)%    1.60%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
   (000s omitted)                     $9,390     $8,952    $10,709    $10,488    $2,860    $1,667    $1,313    $1,447
 Ratio of expenses to
   average net assets                   1.10%      1.10%      1.10%      1.10%(1)  1.85%     1.85%     1.85%     1.85%(1)
 Ratio of net investment income
   to average net assets                9.16%     10.01%      9.35%      8.61%(1)  8.35%     9.22%     8.60%     7.83%(1)
 Decrease reflected in above
   operating expense ratios due
   to waivers/reimbursements            1.97%      1.30%      1.58%      1.43%(1)  1.97%     1.35%     1.58%     1.43%(1)
 Portfolio turnover rate                  86%        41%        44%       188%       86%       41%       44%      188%
--------------------------------------------------------------------------------------------------------------------------

                                                CLASS C
----------------------------------------------------------------------
 PERIOD ENDED:                         10/02      10/01    10/00++
----------------------------------------------------------------------
 PER SHARE DATA
----------------------------------------------------------------------
 Net asset value, beginning of
   period                              $7.96      $8.73     $ 9.57
======================================================================
 INVESTMENT OPERATIONS:
 Net investment income                  0.61(2)    0.80       0.53
 Net loss on investments
   and foreign currency related
   items (both realized and
   unrealized)                         (0.68)     (0.77)     (0.84)
----------------------------------------------------------------------
   Total from investment
     operations                        (0.07)      0.03      (0.31)
----------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment
   income                              (0.69)     (0.80)     (0.53)
 Distributions from net realized
   gains                                   -          -          -
----------------------------------------------------------------------
   Total dividends and distributions   (0.69)     (0.80)     (0.53)
======================================================================
 Net asset value, end of period        $7.20      $7.96     $ 8.73
======================================================================
 Total return(3)                      (1.22)%      0.14%      3.31%
----------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------
 Net assets, end of period
   (000s omitted)                     $6,545       $623       $ 78
 Ratio of expenses to
   average net assets                   1.85%      1.85%      1.85%(1)
 Ratio of net investment income
   to average net assets                8.03%      9.18%      7.57%(1)
 Decrease reflected in above
   operating expense ratios due
   to waivers/reimbursements            2.61%      1.75%      1.58%(1)
 Portfolio turnover rate                  86%        41%        44%
----------------------------------------------------------------------

+    For the period March 8, 1999, (inception date) through
     October 31, 1999.
++   For the period February 28, 2000 (inception date) through October 31, 2000.

(1)  Annualized.

(2) Per share information is calculated using the average share outstanding method
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                 MORE ABOUT RISK

-    INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

 - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

 - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

(20)% ITALIC TYPE (e.g., (20)%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

--    Not permitted

INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. SPECULATIVE
EXPOSURE RISK.                                                           33 1/3%

--------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased
volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder
protections and company laws could expose the fund to risks
beyond those generally encountered in developed countries.
ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL,
POLITICAL, VALUATION RISKS.                                                 / /

--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                  30%

--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.                    / /

--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE,
LIQUIDITY, PREPAYMENT RISKS.                                                / /

--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY,
MARKET, VALUATION RISKS.                                                    /X/

--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. LIQUIDITY, MARKET, VALUATION RISKS.              15%

--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY,
MARKET RISKS.                                                            33 1/3%

--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to
repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take
short positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.             / /

--------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                      / /

--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the
fund from achieving its goal.                                               / /

--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                             / /
--------------------------------------------------------------------------------

                        MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

   RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.

   PHILIP L. SCHANTZ, Director has been a member of the high yield management team since 2000. He joined CSAM in 2000 from Prudential Securities, where he was a senior vice president and high-yield bond analyst. Previously, he was a vice president and high-yield analyst at Lazard Freses and a fund vice president and co-head of the high yield securities group at E.F. Hutton. Mr. Schantz holds a B.A. in Government from Lehigh University.

   MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners: covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

   JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and as an analyst at Bankers Trust. Mr. Tobin has been a bond analyst with CS First Boston since 1990. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.

   MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 1997. Before joining CSAM in 1997, she was a vice president and high-yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

            Job titles indicate position with the investment adviser.

   JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in Economics from Boston College.

   MICHAEL J. DUGAN, Assistant Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in Political Science from the University of Rhode Island.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

-    SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

-    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Distributions may be reinvested in additional shares without any initial or deferred sales charge.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

-    TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications.

Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

-    STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES

   This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 - Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 - Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

 - Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but they have higher annual expenses

   We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.

                                  MAIN FEATURES

 CLASS A      - Initial sales charge of up to 4.75%
              - Lower sales charge for large purchases
              - No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)
              - Lower annual expenses than Class B or C because of lower 12b-1 fee
-----------------------------------------------------------------------------------
 CLASS B      - No initial sales charge
              - Deferred sales charge of up to 4.00% if you sell shares within
                4 years of purchase
              - Deferred sales charge declining to zero after 4 years
              - Higher annual expenses than Class A shares because of higher
                12b-1 fee
              - Automatic conversion to Class A shares after 8 years, reducing future annual expenses
-----------------------------------------------------------------------------------
 CLASS C      - No initial sales charge
              - Deferred sales charge of 1.00% if you sell shares during the first year of purchase
              - Higher annual expenses than Class A shares because of higher
                12b-1 fee
              - No conversion to Class A shares, so annual expenses remain higher
-----------------------------------------------------------------------------------

                            BUYING AND SELLING SHARES

-    OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

-    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

   The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements. The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

-    EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 800-927-2874.

                              SHAREHOLDER SERVICES

-    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

-    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

-    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be cancelled if you place a telephone order by 4:00 p.m., Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

-    SPECIAL SITUATIONS

   The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

- change or discontinue its exchange privilege after 60 days notice to current investors, or temporarily suspend this privilege during unusual market conditions

-  charge a wire-redemption fee

- make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

-    CLASSES OF SHARES AND SALES CHARGES

   Class A, B and C shares are identical in all respects except that (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

-    CLASS A SHARES

OFFERING PRICE:

   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

                                                                     COMMISSION TO
                                                                       FINANCIAL
                                                                     REPRESENTATIVE
                                        AS A % OF     AS A % OF        AS A % OF
                                         AMOUNT       OFFERING         OFFERING
 AMOUNT PURCHASED                       INVESTED        PRICE            PRICE
-------------------------------------------------------------------------------------
 Less than $50,000                           4.99%         4.75%           4.25%
-------------------------------------------------------------------------------------
 $50,000 to less than $100,000               4.71%         4.50%           4.00%
-------------------------------------------------------------------------------------
 $100,000 to less than $250,000              3.63%         3.50%           3.25%
-------------------------------------------------------------------------------------
 $250,000 to less than $500,000              2.56%         2.50%           2.25%
-------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000            2.04%         2.00%           1.75%
-------------------------------------------------------------------------------------
 $1,000,000 or more                             0*            0            1.00%**
-------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below). ** The distributor may pay a financial representative a fee as follows: up to 1.00% on purchases up to and including $3 million, up to .50% on the next $47 million, up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

   THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) investment advisory clients of the adviser;

 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer, and pension plans;

 (5) Class B shares which are automatically converted to Class A shares; and

 (6) Class A shares acquired when dividends and distributions are reinvested in the fund.

IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

   REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase

   Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter, and the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSES OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

-    CLASS B SHARES

   You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

      YEAR AFTER               CDSC
       PURCHASE             PERCENTAGE
------------------------------------------------
          1st                   4%
------------------------------------------------
          2nd                   3%
------------------------------------------------
          3rd                   2%
------------------------------------------------
          4th                   1%
------------------------------------------------
    After 4th year             None
------------------------------------------------

    Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

    THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

 (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

 (3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

 (4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

 (5) Class B shares acquired when dividends and distributions are reinvested in the fund.

   Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

  CLASS B SHARES                             WHEN CONVERTED TO CLASS A
-------------------------------------------------------------------------------------
  Shares issued at initial purchase          Eight years after the date of purchase
-------------------------------------------------------------------------------------
  Shares issued on reinvestment of           In the same proportion as the number of
  dividends and distributions                Class B shares converting is to total
                                             Class B shares you own (excluding
                                             shares issued as a dividend)
-------------------------------------------------------------------------------------
  Shares issued upon exchange from           On the date the shares originally
  another Credit Suisse Warburg              acquired would have converted into
  Pincus Fund                                Class A shares
-------------------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE. If you redeemed shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charges, if the distributor is notified.

-    CLASS C SHARES

   You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                                OTHER INFORMATION

-    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average net assets of the fund's Class A shares, Class B shares and Class C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       36

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                                       37

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                                       38

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

-    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

-    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Opportunity Funds          811-9054
   Credit Suisse High Income Fund

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     CSHIF-1-0203

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Prospectus

CLASS A SHARES

February 28, 2003

          - CREDIT SUISSE
            U.S. GOVERNMENT MONEY FUND
          - CREDIT SUISSE
            MUNICIPAL MONEY FUND

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC

                                    CONTENTS

KEY POINTS ...............................................................4
    Goals and Principal Strategies .......................................4
    A Word About Risk ....................................................4
    Investor Profile .....................................................5

PERFORMANCE SUMMARY ......................................................6
    Year-by-Year Total Returns ...........................................6
    Average Annual Total Returns .........................................7

INVESTOR EXPENSES ........................................................8
    Fees and Fund Expenses ...............................................8
    Example ..............................................................9

THE FUNDS IN DETAIL .....................................................10
    The Management Firm .................................................10
    Fund Information Key ................................................11

U.S. GOVERNMENT MONEY FUND ..............................................12

MUNICIPAL MONEY FUND ....................................................14

MORE ABOUT RISK .........................................................17
    Introduction ........................................................17
    Types of Investment Risk ............................................17
    Certain Investment Practices ........................................20

MORE ABOUT YOUR FUND ....................................................22
    Share Valuation .....................................................22
    Account Statements ..................................................22
    Distributions .......................................................22
    Taxes ...............................................................22

BUYING SHARES ...........................................................24

SELLING SHARES ..........................................................27

SHAREHOLDER SERVICES ....................................................29

OTHER POLICIES ..........................................................30

OTHER INFORMATION .......................................................31
    About the Distributor ...............................................31

FOR MORE INFORMATION ............................................back cover

EACH FUND IS A SERIES OF THE CREDIT SUISSE OPPORTUNITY FUNDS.

ON DECEMBER 12, 2002, THE BOARD OF TRUSTEES OF THE CREDIT SUISSE OPPORTUNITY FUNDS RENAMED THE SHARES OF THE FUNDS TO CLASS A SHARES FROM COMMON CLASS SHARES, SUCH NAME CHANGE TO BECOME EFFECTIVE AS OF THE DATE OF THIS PROSPECTUS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/GOAL                                 PRINCIPAL STRATEGIES                      PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                           - A money market fund that invests at     Credit risk
MONEY FUND                                  least 80% of its net assets, plus       Income risk
FUND                                        any borrowings for investment           Interest-rate risk
- Maximum current income consistent with    purposes, in U.S. Government            Market risk
  liquidity and safety of principal         securities including:
                                            - obligations issued or guaranteed by
                                              the U.S. government, its agencies or
                                              instrumentalities
                                            - fully-collateralized repurchase
                                              agreements
                                          - Portfolio managers select investments
                                            based on factors such as yield,
                                            maturity and liquidity, within the
                                            context of their interest-rate outlook
                                          - Seeks to maintain a stable share price
                                            of $1
-----------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY                           - A money market fund that invests at     Credit risk
FUND                                        least 80% of its net assets, plus       Income risk
- Maximum current income exempt from        any borrowings for investment           Interest-rate risk
  federal income taxes consistent with      purposes, in municipal securities-debt  Market risk
  liquidity and safety of principal         obligations whose interest is exempt
                                            from federal income taxes
                                          - Invests in high quality short-term
                                            municipal securities
                                          - May invest without limit in
                                            alternative minimum tax (AMT)
                                            securities
                                          - Portfolio managers select investments
                                            based on factors such as yield,
                                            maturity and liquidity, within the
                                            context of their interest-rate outlook
                                          - Seeks to maintain a stable share price
                                            of $1
-----------------------------------------------------------------------------------------------------------

-    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
BOTH FUNDS

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
BOTH FUNDS

   A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

BOTH FUNDS

   Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values.

   A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios-a means of achieving an overall fund objective of principal safety-reduces their potential for price fluctuation.

MARKET RISK
BOTH FUNDS

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including debt securities and the mutual funds that invest in them.

-    INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

-  want to preserve the value of their investment

- are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

-  want easy access to their money through checkwriting privileges

- are investing emergency reserves or other money for which safety and accessibility are more important than total return

- for the Municipal Money Fund only, seek federally tax-exempt income from their investment

   THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:

-  want federal deposit insurance

-  desire the higher income available from longer-term fixed-income funds

-  are investing for capital appreciation

   In addition, the Municipal Money Fund is not appropriate for IRAs or other tax-advantaged retirement plans.

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[CHART]

YEAR ENDED 12/31:        1998        1999        2000       2001        2002
-----------------------------------------------------------------------------
                         5.00%       4.00%       6.00%      3.51%       0.94%

U.S. GOVERNMENT
MONEY FUND
   Best quarter: 1.44% (Q3 00)

   Worst quarter: 0.18% (Q4 02)

   Inception date: 2/24/97

[CHART]

YEAR ENDED 12/31:        1998        1999        2000       2001        2002
-----------------------------------------------------------------------------
                         3.00%       2.00%       3.00%      1.99%       0.67%

MUNICIPAL MONEY FUND

   Best quarter: 0.87% (Q4 00)
   Worst quarter: 0.13% (Q3 02)

   Inception date: 2/24/97

                          AVERAGE ANNUAL TOTAL RETURNS

                                                THREE      FIVE
                                   ONE YEAR     YEARS      YEARS     LIFE OF     INCEPTION
  PERIOD ENDED 12/31/02:             2002     2000-2002  1998-2002     FUND        DATE
------------------------------------------------------------------------------------------
  U.S. GOVERNMENT MONEY FUND         0.94%      3.32%      3.79%      3.93%       2/24/97
------------------------------------------------------------------------------------------
  MUNICIPAL MONEY FUND               0.67%      1.98%      2.21%      2.31%       2/24/97
------------------------------------------------------------------------------------------

The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

-    YIELD

   To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                            UNDERSTANDING PERFORMANCE

          - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

          - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

          - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

          - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2002.

                                                                   U.S.
                                                                GOVERNMENT   MUNICIPAL
                                                                   MONEY       MONEY
                                                                   FUND        FUND
--------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------------
  Sales charge (load) on purchases                                 NONE        NONE
--------------------------------------------------------------------------------------
  Deferred sales charge (load)                                     NONE        NONE
--------------------------------------------------------------------------------------
  Sales charge (load) on reinvested distributions                  NONE        NONE
--------------------------------------------------------------------------------------
  Redemption fees                                                  NONE        NONE
--------------------------------------------------------------------------------------
  Exchange fees                                                    NONE        NONE
--------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------------
  Management fee                                                   0.40%       0.40%
--------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee*                            0.25%       0.10%
--------------------------------------------------------------------------------------
  Other expenses                                                   0.44%       0.40%
--------------------------------------------------------------------------------------
  Total annual fund operating expenses**                           1.09%       0.90%
--------------------------------------------------------------------------------------

* The maximum allowable amount payable for distributing each fund's Class A shares is .40% of that fund's average daily net assets. The Board of Trustees has currently limited the amount payable to .20% of the average daily net assets of U.S. Government Money Fund and .10% of the average daily assets of Municipal Money Fund.

** Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

                                                        U.S.
  EXPENSES AFTER                                     GOVERNMENT
  WAIVERS, REIMBURSEMENTS                               MONEY
  OR CREDITS                                            FUND
  Management fee                                        0.26%

  Distribution and service (12b-1) fee                  0.20%

  Other expenses                                        0.44%

  NET ANNUAL FUND OPERATING EXPENSES                    0.90%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the second table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                       ONE YEAR    THREE YEARS     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------------------
  U.S. GOVERNMENT MONEY FUND+            $111          $347           $601         $1,329
-------------------------------------------------------------------------------------------
  MUNICIPAL MONEY FUND+                  $ 92          $287           $498         $1,108
-------------------------------------------------------------------------------------------

+ Shares purchased directly into these funds will not be subject to a contingent deferred sales charge (CDSC) and therefore costs paid will remain unaffected by redemption.

                               THE FUNDS IN DETAIL

-    THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-  Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

- Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally,

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the U.S. Government Money Fund and the Municipal Money Fund paid CSAM 0.26% and 0.40%, respectively, of their average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

-    FUND INFORMATION KEY

   A concise description of the funds follows. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                           U.S. GOVERNMENT MONEY FUND

-    GOAL AND STRATEGIES

   The U.S. Government Money Fund seeks maximum current income consistent with liquidity and safety of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government securities. In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   The fund's policy of investing at least 80% of its net assets is non-fundamental, which means that it may be changed by the fund's Board of Trustees upon at least 60 days' notice to shareholders.

-    PORTFOLIO INVESTMENTS

   This fund invests in U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities, including:

-  variable rate obligations such as floating rate notes

-  fully-collateralized repurchase agreements

-  when-issued securities

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

-    RISK FACTORS

   The fund's principal risk factors are:

-  credit risk

-  income risk

-  interest-rate risk

-  market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The risks associated with the fund are discussed in "More About Risk."

   That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

-    PORTFOLIO MANAGEMENT

   CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by
PricewaterhouseCoopers LLP for the fiscal periods November 1, 2000 through October 31, 2002. The report of PricewaterhouseCoopers LLP on the fund's financial statements is included in the fund's ANNUAL REPORT.

  YEAR ENDED:                                       10/02       10/01       10/00        10/99       10/98
-----------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $1.0000     $1.0000     $1.0000      $1.0000     $1.0000
===========================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                             0.0110      0.0410      0.0530       0.0420      0.0470
  Net gain on investments                           0.0002           -           -            -           -
-----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                0.0112      0.0410      0.0530       0.0420      0.0470
-----------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income             (0.0110)    (0.0410)    (0.0530)     (0.0420)    (0.0470)
  Distributions from net realized gains            (0.0002)          -           -            -           -
-----------------------------------------------------------------------------------------------------------
    Total dividends and distributions              (0.0112)    (0.0410)    (0.0530)     (0.0420)    (0.0470)
-----------------------------------------------------------------------------------------------------------
  Net asset value, end of period                   $1.0000     $1.0000     $1.0000      $1.0000     $1.0000
===========================================================================================================
  Total return(1)                                     1.11%       4.19%       5.39%        4.26%       4.79%
-----------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)         $47,843     $81,478     $59,926      $59,877     $56,697
  Ratio of expenses to average net assets             0.90%       0.90%       0.90%        0.90%       0.90%
  Ratio of net investment income to average
    net assets                                        1.12%       4.10%       5.26%        4.19%       4.68%
  Decrease reflected in above operating expense
  ratios due to waivers/reimbursements                0.19%       0.08%       0.09%        0.19%       0.25%
-----------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                              MUNICIPAL MONEY FUND

-    GOAL AND STRATEGIES

   The Municipal Money Fund seeks maximum current income exempt from federal income taxes as is consistent with liquidity and safety of principal. The fund seeks to maintain a stable $1 share price.

   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   The fund's policy of investing at least 80% of its net assets in municipal securities is fundamental, which means that it may only be changed by shareholder approval.

-    PORTFOLIO INVESTMENTS

   This fund invests in high-quality, short-term tax-exempt municipal securities. These include:

-  tax-exempt commercial paper

-  variable-rate demand notes

-  bonds

-  municipal put bonds

-  bond-anticipation notes

-  revenue-anticipation notes

-  municipal leases

-  participation interests in industrial development bonds

   The fund may invest without limit in municipal securities that pay interest subject to the federal alternative minimum tax (AMT). The income from AMT securities is a tax preference item. The fund may also invest from time to time in taxable money market investments.

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

-    RISK FACTORS

   The fund's principal risk factors are:

-  credit risk

-  income risk

-  interest-rate risk

-  market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York City and New York state have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the fund may purchase securities that pay interest not exempt from federal income tax.

   The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities in which the fund invests. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

   A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

-    PORTFOLIO MANAGEMENT

   CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by
PricewaterhouseCoopers LLP for the fiscal periods November 1, 2000 through October 31, 2002. The report of PricewaterhouseCoopers LLP on the fund's financial statements is included in the fund's ANNUAL REPORT.

  YEAR ENDED:                                       10/02       10/01       10/00        10/99       10/98
-----------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $1.0000     $1.0000     $1.0000      $1.0000     $1.0000
===========================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                             0.0076      0.0240      0.0320       0.0230      0.0270
-----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                0.0076      0.0240      0.0320       0.0230      0.0270
-----------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------
  Dividends from net investment income             (0.0076)    (0.0240)    (0.0320)     (0.0230)    (0.0270)
  Distributions from net realized gains            (0.0000)(1)       -           -            -           -
-----------------------------------------------------------------------------------------------------------
    Total dividends and distributions              (0.0076)    (0.0240)    (0.0320)     (0.0230)    (0.0270)
-----------------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $1.000     $1.0000     $1.0000      $1.0000     $1.0000
-----------------------------------------------------------------------------------------------------------
  Total return(2)                                     0.76%       2.40%       3.23%        2.37%       2.72%
-----------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)         $47,797     $73,444     $56,488      $44,347     $57,778
  Ratio of expenses to average net assets             0.90%       0.90%       0.90%        0.90%       0.90%
  Ratio of net investment income to average
    net assets                                        0.77%       2.38%       3.17%        2.33%       2.68%
  Decrease reflected in above operating expense
  ratio due to waivers/reimbursements                    -        0.10%       0.09%        0.14%       0.15%
-----------------------------------------------------------------------------------------------------------

(1)  This amount represents less than ($0.0001) per share.
(2) Total Returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                                 MORE ABOUT RISK

-    INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

   EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INCOME RISK A fund's income level may decline because of falling interest rates.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including debt securities and the mutual funds that invest in them.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security of a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use
(20%) ITALIC TYPE (e.g., (20%)) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
/ /   Permitted, but not expected to be used to a significant extent
--    Not permitted

                                                                                   U.S.
                                                                                GOVERNMENT     MUNICIPAL
                                                                                  MONEY          MONEY
                                                                                  FUND           FUND
---------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                    LIMIT
---------------------------------------------------------------------------------------------------------
AMT SECURITIES Municipal securities whose interest is a tax-preference item for purposes of the federal alternative minimum tax. CREDIT, INTEREST-RATE,
LIQUIDITY, MARKET, REGULATORY RISKS.                                               / /            /X/
---------------------------------------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated certificates of deposit issued or backed by foreign banks and foreign branches of U.S. banks.
CREDIT, INCOME, INTEREST RATE, MARKET, POLITICAL RISKS.                            /X/            / /
---------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                  --             /X/
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS The purchase of a security with a commitment to resell the
security back to the counterparty at the same price plus interest. CREDIT RISK.    /X/            / /
---------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                               (10%)          (10%)
---------------------------------------------------------------------------------------------------------

                                                                                   U.S.
                                                                                GOVERNMENT     MUNICIPAL
                                                                                  MONEY          MONEY
                                                                                  FUND           FUND
---------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                    LIMIT
---------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in defensive investments when the investment adviser believes that doing so would be in the best interests of fund shareholders. For the Municipal Money Fund, these investments may include taxable securities. Although intended to avoid losses in unusual market conditions, defensive tactics might prevent a fund from achieving
its goal.                                                                          / /            / /
---------------------------------------------------------------------------------------------------------
VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and permit the indebtedness of the
issuer to vary. CREDIT, INTEREST-RATE, LIQUIDITY, MARKET RISKS.                    --             /X/
---------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                           / /            / /
---------------------------------------------------------------------------------------------------------

                              MORE ABOUT YOUR FUND

-    SHARE VALUATION

   The price of your shares is also referred to as their net asset value
("NAV").

   The NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern Time) each day the funds are open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.

   Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

-    ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-  after any changes of name or address of the registered owner(s)

-  otherwise, every calendar quarter

   You will also receive annual and semiannual financial reports.

-    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The funds declare dividend distributions daily and pay them monthly. Each of the funds typically distributes long-term capital gains (if any) to shareholders annually, at the end of its fiscal year. Each fund distributes short-term capital gains (if any) at the end of its fiscal year.

   Distributions can be reinvested in additional shares of the same fund.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative, at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

-    TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category.

U.S. GOVERNMENT MONEY FUND

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

   Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

MUNICIPAL MONEY FUND

   Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free when received by the fund remains tax-free when it is distributed.

   However, gain on the sale of tax-free securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

   The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

   To the extent that the fund's income dividends are derived from tax-free investments in a particular state, they may be free from that state's personal income taxes. The fund will indicate each year the portion of its dividends derived from each state.

                                  BUYING SHARES

-    OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

-    BUYING AND SELLING SHARES

   Each fund is open Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. Each fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the funds are available include:

-  Charles Schwab & Co, Inc., Mutual Fund OneSource(R) service

-  Fidelity Brokerage Services, Inc., FundsNetwork(R) Program

-  TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account                    $2,500
IRAs:                                $500
Transfers/Gifts to Minors:           $500

   There is no minimum investment requirement for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds, reserve the right to modify or waive minimum initial investment requirements.

-    ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application.

-    INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                  BUYING SHARES

OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------
BY CHECK
-------------------------------------------------------------------------------------------------------------
-  Complete the NEW ACCOUNT APPLICATION. For IRAs      -  Make your check payable to Credit Suisse Funds.
   use the UNIVERSAL IRA APPLICATION.                  -  Write the account number and the fund name on
-  Make your check payable to Credit Suisse Funds.        your check.
-  Write the fund name on the check.                   -  Mail to Credit Suisse Funds.
-  Mail to Credit Suisse Funds.                        -  Minimum amount is $100.

-------------------------------------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------------------------------------
-  Call our Shareholder Service Center to request      -  Call our Shareholder Service Center to request
   an exchange. Be sure to read the current               an exchange.
   PROSPECTUS for the new fund. Also please            -  Minimum amount is $250.
   observe the minimum initial investment.             -  If you do not have telephone privileges, mail
-  If you do not have telephone privileges, mail          or fax a letter of instruction signed by all
   or fax a letter of instruction signed by all           shareholders.
   shareholders.
-------------------------------------------------------------------------------------------------------------
BY WIRE
-------------------------------------------------------------------------------------------------------------
-  Complete and sign the NEW ACCOUNT APPLICATION.      -  Call our Shareholder Service Center by 4 p.m.
-  Call our Shareholder Service Center and fax the        Eastern Time to inform us of the incoming wire.
   signed NEW ACCOUNT APPLICATION by 4 p.m.               Please be sure to specify your name, the
   Eastern Time.                                          account number and the fund name on your wire
-  The Shareholder Services Center will telephone         advice.
   you with your account number. Please be sure to     -  Wire the money for receipt that day.
   specify your name, the account number and the       -  Minimum amount is $500.
   fund name on your wire advice.
-  Wire your initial investment for receipt that
   day.
-  Mail the original, signed application to Credit
   Suisse Funds.
This method is not available for IRAs.
-------------------------------------------------------------------------------------------------------------
ACH TRANSFER
-------------------------------------------------------------------------------------------------------------
-  Cannot be used to open an account.                  -  Call our Shareholder Service Center to request
                                                          an ACH transfer from your bank.
                                                       -  Your purchase will be effective at the next NAV
                                                          calculated after we receive your order in
                                                          proper form.
                                                       -  Minimum amount is $50.
                                                       -  Requires ACH on Demand privileges.
-------------------------------------------------------------------------------------------------------------

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

-------------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                     CAN BE USED FOR
-------------------------------------------------------------------------------------------------------------
BY MAIL
-------------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:        -  Accounts of any type.
-  your name(s) and signature(s)                       -  Sales of any amount.
-  the fund name and account number                    For IRAs please use the IRA DISTRIBUTION REQUEST FORM.
-  the dollar amount you want to sell
-  how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling Shares in
Writing").
Mail the materials to Credit Suisse Funds.
If only a letter of instruction is required, you
can fax it to the Shareholder Service Center
(unless a signature guarantee is required).
-------------------------------------------------------------------------------------------------------------
BY EXCHANGE
-------------------------------------------------------------------------------------------------------------
-  Call our Shareholder Service Center to request      -  Accounts with telephone privileges.
   an exchange. Be sure to read the current            If you do not have telephone privileges, mail or
   PROSPECTUS for the new fund. Also please            fax a letter of instruction to exchange shares.
   observe the minimum initial investment.
-------------------------------------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------------------------------------
Call our Shareholder Service Center to request a       -  Non-IRA accounts with telephone privileges.
redemption. You can receive the proceeds as:
-  a check mailed to the address of record ($100
   minimum)
-  an ACH transfer to your bank ($50 minimum)
-  a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for details.
-------------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
-------------------------------------------------------------------------------------------------------------
-  Complete the "Wire Instructions" or "ACH on         -  Non-IRA accounts with wire-redemption or ACH on
   Demand" section of your NEW ACCOUNT                    Demand privileges.
   APPLICATION.                                        -  Requests by phone or mail.
-  For federal-funds wires, proceeds will be wired
   on the next business day. For ACH transfers,
   proceeds will be delivered within two business
   days.
-------------------------------------------------------------------------------------------------------------

      HOW TO REACH US
SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds

P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com

       WIRE INSTRUCTIONS
State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

-    SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

-  accounts whose address of record has been changed within the past 30 days

-  redemptions in certain large amounts (other than by exchange)

-  requests to send the proceeds to a different payee or address than on record

- shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

-    RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

-    LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                         MINIMUM TO KEEP AN ACCOUNT OPEN

Regular Account:                   $2,000
IRAs:                                $250
Transfers/Gifts to Minors:           $250

   Each fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

-    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

-    STATEMENTS AND REPORTS

   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy to your household, even if more than one person in the household has an account with the same fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

-    RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

-  Traditional IRAs

-  Roth IRAs

-  Spousal IRAs

-  Rollover IRAs

-  SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

-    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

-    ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

-    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed.

   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

-    SPECIAL SITUATIONS

   Each fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders
- change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

-  charge a wire-redemption fee

- make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                OTHER INFORMATION

-    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), located at 466 Lexington Avenue, New York, New York 10017, is the funds' distributor. CSAMSI is affiliated with CSAM, and is responsible for:

   Each fund has adopted a 12b-1 Plan pursuant to the rules under the Investment Company Act of 1940. Distribution and service fees are used to reimburse the distributor for its payments to broker-dealers of initial concessions or ongoing maintenance fees on sale of each fund's shares. The maximum amount payable by each fund and its 12b-1 Plan for distributing shares is .40% of its average daily net assets. The U.S. Government Money Fund and the Municipal Money Fund pay these fees at the annual rate of .20% and .10%, respectively, of its average net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

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                                       32

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                                       33

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                                       34

                              FOR MORE INFORMATION

   More information about the funds is available free upon request, including the following:

-    ANNUAL/SEMIANNUAL REPORTS
     TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

-    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Opportunity Funds    811-9054
   Credit Suisse U.S. Government
   Money Fund
   Credit Suisse Municipal
   Money Fund

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]

800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      CSGMN-1-0203

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2003


                         ------------------------------


                         CREDIT SUISSE HIGH INCOME FUND


                         ------------------------------


          This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse High Income Fund (the "Fund") that supplements information contained in the PROSPECTUS for the Class A, Class B and Class C Shares shares of the Fund, dated February 28, 2003, as amended or supplemented from time to time (the "PROSPECTUS").

          The Fund's audited ANNUAL REPORT, dated October 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.


          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and should be read in conjunction with the PROSPECTUS. Copies of the PROSPECTUS and the ANNUAL REPORT can be obtained by writing or telephoning:


                       CLASS A, CLASS B AND CLASS C SHARES


                               Credit Suisse Funds

                                 P.O. Box 55030
                              Boston, MA 02205-5030

                                  800-927-2874

                                TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES                                               1
     U.S. Government Securities                                                  1
     Below Investment Grade Securities                                           2
     Distressed Securities                                                       3
     Non-U.S. Securities                                                         3
     Repurchase Agreements                                                       3
     Reverse Repurchase Agreements                                               4
     Securities of other Investment Companies                                    4
     Short Sales                                                                 4
     Short Sales "Against the Box"                                               5
     Lending of Portfolio Securities                                             5
     When-Issued Securities and Delayed-Delivery Transactions                    6
     Temporary Defensive Strategies                                              7
     Borrowing                                                                   7
     Non-Diversified Status                                                      7
INVESTMENT RESTRICTIONS                                                          8
PORTFOLIO VALUATION                                                              8
PORTFOLIO TRANSACTIONS                                                          10
PORTFOLIO TURNOVER                                                              12
MANAGEMENT OF THE FUND                                                          13
     Officers and Board of Trustees                                             13
     Committees and Meetings of Trustees                                        22
     Trustees' Total Compensation for Fiscal Year Ended October 31, 2002        23
     Advisory Agreements                                                        24
     Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM                 28
     Board Approval of Advisory Agreements                                      26
     Administration Agreements                                                  27
     Code of Ethics                                                             29
     Custodian and Transfer Agent                                               32
     Distribution and Shareholder Servicing                                     30
     Organization of the Fund                                                   32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                  33
     Redemptions                                                                36
EXCHANGE PRIVILEGE                                                              38
ADDITIONAL INFORMATION CONCERNING TAXES                                         39
     The Fund and Its Investments                                               39
     Special Tax Considerations                                                 42
DETERMINATION OF PERFORMANCE                                                    43
INDEPENDENT ACCOUNTANTS AND COUNSEL                                             50
MISCELLANEOUS                                                                   50
FINANCIAL STATEMENTS                                                            51

                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of the Fund's investment objective and policies in the PROSPECTUS. There are no assurances that the Fund will achieve its investment objectives. The Fund is an open-end management investment company.


          The investment objective of the Fund is to seek a high level of current income, and its secondary investment objective is capital appreciation. The Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes, in fixed-income securities, which at the time of purchase are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by Standard & Poor's Ratings Services Inc., ("S&P")), or, if unrated, are deemed by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investments adviser to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust to become effective upon 60 days' notice to shareholders of the Fund prior to any such change.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          BELOW INVESTMENT GRADE SECURITIES. The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


          Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.


          The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

          See the Appendix for a further description of securities ratings.

          DISTRESSED SECURITIES. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

          NON-U.S. SECURITIES. The Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.


          As a result of these potential risks, the Fund's adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.





          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

          REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.


          Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          SHORT SALES. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". The Fund may enter into short sales "against the box" to a limited extent. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets (including the loan collateral) taken at value. The Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

          The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will not enter into a "when-issued or delayed-delivery" transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.


          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.





          TEMPORARY DEFENSIVE STRATEGIES. The Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

          BORROWING. The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (i) not more than

25% of the market value of its total assets will be invested in the securities of a single issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.


                             INVESTMENT RESTRICTIONS

          The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Except as set forth in the PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          These fundamental restrictions provide that the Fund may not:


          1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

          3. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements. The Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

          4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

          5. Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Fund from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);

          6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

          7. Make any short sale of securities except in conformity with applicable laws, rules and regulations; and

          8. Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.


                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing its assets.


          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund. In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of the Fund.


                             PORTFOLIO TRANSACTIONS


          CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities. For the 2002, 2001 and 2000 fiscal years, the Fund did not pay any brokerage commissions.

          CSAM will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program. For the fiscal year ended October 31, 2002, the Fund did not direct brokerage transactions to brokers or dealers who provided research or other services.

          All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          For the fiscal year ended October 31, 2000, the Fund paid $6,563 in commission to broker-dealers for execution of portfolio transactions. The Fund did not pay any commissions to broker-dealers for the fiscal years ended October 31, 2001, and October 31, 2002.

          As of October 31, 2002, the Fund held the following securities of their regular brokers or dealers:



                    NAME OF SECURITIES                   AGGREGATE VALUE OF THE HOLDINGS
                    ------------------                   -------------------------------
State Street Bank and Trust Company Euro Time Deposit              $ 1,392,000


                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.





          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 2002, the Fund's portfolio turnover rate was 86%. For the fiscal year ended October 31, 2001, the Fund's portfolio turnover rate was 41%.

                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF TRUSTEES

          The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and ages of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


                  INFORMATION CONCERNING TRUSTEES AND OFFICERS


                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Richard H. Francis                Trustee         Since 2001   Currently retired;         54
c/o Credit Suisse Asset                                        Executive Vice President
Management, LLC                                                and Chief Financial
466 Lexington Avenue                                           Officer of Pan Am
New York, NY  10017-3140                                       Corporation and Pan
                                                               American World Airways,
Age: 70                                                        Inc. from 1988 to 1991

Jack W. Fritz                     Trustee         Since 2001   Private investor;          53              Director of
2425 North Fish Creek Road                                     Consultant and Director                    Advo, Inc.
P.O. Box 1287                                                  of Fritz Broadcasting,                     (direct mail
Wilson, Wyoming 83014                                          Inc. and Fritz                             advertising)


----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Age: 75                                                        Communications
                                                               (developers and
                                                               operators of radio
                                                               stations) since 1987

Jeffrey E. Garten                 Trustee         Since 2001   Dean of Yale School of     53              Director of
Box 208200                                                     Management and William                     Aetna, Inc.;
New Haven, Connecticut                                         S. Beinecke Professor in                   Director of
06520-8200                                                     the Practice of                            Calpine Energy
                                                               International Trade and                    Corporation;
Age: 56                                                        Finance; Undersecretary                    Director of
                                                               of Commerce for                            CarMax Group
                                                               International Trade from                   (used car
                                                               November 1993 to October                   dealers)
                                                               1995; Professor at
                                                               Columbia University from
                                                               September 1992 to
                                                               November 1993

Peter F. Krogh                    Trustee         Since 2001   Dean Emeritus and          53              Member of Board
301 ICC                                                        Distinguished Professor                    of The Carlisle
Georgetown University                                          of International Affairs                   Companies Inc.;
Washington, DC 20057                                           at the Edmund A. Walsh                     Member of
                                                               School of Foreign                          Selection
Age: 66                                                        Service, Georgetown                        Committee for
                                                               University; Moderator of                   Truman Scholars
                                                               PBS                                        and Henry Luce

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                               foreign affairs                            Scholars;
                                                               television series                          Senior Associate
                                                                                                          of Center for
                                                                                                          Strategic and
                                                                                                          International
                                                                                                          Studies; Trustee
                                                                                                          of numerous
                                                                                                          world affairs
                                                                                                          organizations

James S. Pasman, Jr.              Trustee         Since 2001   Currently retired;         55              Director of
c/o Credit Suisse Asset                                        President and Chief                        Education
Management, LLC                                                Operating Officer of                       Management Corp.
466 Lexington Avenue                                           National InterGroup,
New York, NY  10017-3140                                       Inc. (holding company)
                                                               April 1989 to March
Age: 71                                                        1991; Chairman of
                                                               Permian Oil Co. from
                                                               April 1989 to March 1991

Steven N. Rappaport               Trustee         Since 2001   Partner of Lehigh Court,   54
Lehigh Court LLC                                               LLC since July 2002;
40 East 52nd Street,                                           President of SunGard
New York, New York 10022                                       Securities Finance,
                                                               Inc.,  from 2001 to July
Age: 54                                                        2002; President of
                                                               Loanet, Inc. (on-line
                                                               accounting service) from
                                                               1995 to 2001;

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                               Director, President,
                                                               North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations of
                                                               Metallurg Inc.
                                                               (manufacturer of
                                                               specialty metals and
                                                               alloys); Executive Vice
                                                               President, Telerate,
                                                               Inc. (provider of
                                                               real-time information to
                                                               the capital markets)
                                                               from 1987 to 1992;
                                                               Partner in the law firm
                                                               of Hartman & Craven
                                                               until 1987
INTERESTED TRUSTEE

William W. Priest(2)              Trustee         Since 2001   Co-Managing Partner,       60
Steinberg Priest & Sloane                                      Steinberg Priest &
Capital Management                                             Sloane Capital
12 East 49th Street                                            Management since March
12th Floor                                                     2001; Chairman
New York, New York 10017


----------

(2) Mr. Priest is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Age: 61                                                        and Managing Director of
                                                               CSAM from 2000 to
                                                               February 2001, Chief
                                                               Executive Officer and
                                                               Managing Director of
                                                               CSAM from 1990 to 2000

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
OFFICERS

Laurence R. Smith                 Chairman        Since 2002   Managing Director and      --              --
Credit Suisse Asset Management,                                Global Chief Investment
LLC                                                            Officer of CSAM;
466 Lexington Avenue                                           Associated with J.P.
New York, New York 10017-3140                                  Morgan Investment
                                                               Management from 1981 to
Age: 44                                                        1999; Officer of other
                                                               Credit Suisse Funds

Hal Liebes, Esq.                  Vice            Since 2001   Managing Director and      --              --
Credit Suisse Asset Management,   President and                Global General Counsel
LLC                               Secretary                    of CSAM; Associated with
466 Lexington Avenue                                           Lehman Brothers, Inc.
New York, New York 10017-3140                                  from 1996 to 1997;
                                                               Associated with CSAM
Age: 38                                                        from 1995 to 1996;
                                                               Associated with CS First
                                                               Boston Investment
                                                               Management from 1994 to
                                                               1995; Associated with
                                                               Division of Enforcement,
                                                               U.S. Securities and
                                                               Exchange Commission from
                                                               1991 to 1994; Officer of
                                                               other Credit Suisse

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                               Funds.

Michael A. Pignataro              Treasurer and   Since 2001   Director and Director of   --              --
Credit Suisse Asset Management,   Chief                        Fund Administration of
LLC                               Financial                    CSAM; Associated with
466 Lexington Avenue              Officer                      CSAM since 1984; Officer
New York, New York 10017-3140                                  of other Credit Suisse
                                                               Funds.
Age: 43

Gregory N. Bressler, Esq.         Assistant       Since 2001   Director and Deputy        --              --
Credit Suisse Asset Management,   Secretary                    General Counsel;
LLC                                                            Associated with CSAM
466 Lexington Avenue                                           (since January 2000);
New York, New York 10017-3140                                  Associated with the law
                                                               firm of Swidler Berlin
Age: 36                                                        Shereff Friedman LLP
                                                               from 1996 to 2000;
                                                               Officer of other Credit
                                                               Suisse Funds.

Kimiko T. Fields, Esq.            Assistant       Since 2002   Vice President and Legal   --              --
Credit Suisse Asset Management,   Secretary                    Counsel; Associated with
LLC                                                            CSAM (since January
466 Lexington Avenue                                           1998); Officer of other
New York, New York 10017-3140                                  Credit Suisse Funds.

Age: 39

Rocco A. DelGuercio               Assistant       Since 2001   Vice President and         --              --
Credit Suisse Asset               Treasurer                    Administrative
Management, LLC

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
466 Lexington Avenue                                           Officer of CSAM;
New York, New York 10017-3140                                  Associated with CSAM
                                                               since June 1996;
                                                               Assistant Treasurer,
Age:  39                                                       Bankers Trust Co. --
                                                               Fund Administration from
                                                               March 1994 to June 1996;
                                                               Mutual Fund Accounting
                                                               Supervisor, Dreyfus
                                                               Corporation from April
                                                               1987 to March 1994;
                                                               Officer of other Credit
                                                               Suisse Funds.

                                                                                          NUMBER
                                                                                          OF
                                                                                          PORTFOLIOS
                                                  TERM OF                                 IN FUND
                                                  OFFICE(1)                               COMPLEX
                                  POSITION(S)     AND LENGTH   PRINCIPAL                  OVERSEEN        OTHER
                                  HELD WITH       OF TIME      OCCUPATION(S) DURING       BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND            SERVED       PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola               Assistant       Since 2001   Assistant Vice President   --              --
Credit Suisse Asset Management,   Treasurer                    - Fund Administration of
LLC                                                            CSAM since April 2000;
466 Lexington Avenue                                           Assistant Vice
New York, New York 10017-3140                                  President, Deutsche
                                                               Asset Management from
                                                               January 1999 to April
Age:  39                                                       2000; Assistant Vice
                                                               President, Weiss, Peck &
                                                               Greer LLC from November
                                                               1995 to December 1998;
                                                               Officer of other Credit
                                                               Suisse Funds.

Robert M. Rizza                   Assistant       Since 2002   Assistant Vice President   --              --
Credit Suisse Asset Management,   Treasurer                    of CSAM since January
LLC                                                            2001; Administrative
466 Lexington Avenue                                           Officer of CSAM from
New York, New York 10017-3140                                  March 1998 to December
                                                               2000; Assistant
                                                               Treasurer of Bankers
Age:  37                                                       Trust Co. from April
                                                               1994 to March 1998;
                                                               Officer of other Credit
                                                               Suisse Funds

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.



                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY         TRUSTEE IN FAMILY OF
NAME OF TRUSTEE           SECURITIES IN THE FUND*,(1)    INVESTMENT COMPANIES*,(1)
-----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Richard H. Francis        A                              E

Jack W. Fritz             A                              E

Jeffrey E. Garten         A                              A

Peter F. Krogh            A                              D

James S. Pasman, Jr.      A                              C

Steven N. Rappaport       A                              D

INTERESTED TRUSTEE

William W. Priest         A                              A


----------
* Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,000 - $50,000
     D.  $50,000 - $100,000
     E.  Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.




COMMITTEES AND MEETINGS OF TRUSTEES


          The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not

"interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.


          In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of the Fund met four times during the fiscal year ended October 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of the Fund met twice during the fiscal year ended October 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Each Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002



                                                                    NUMBER OF
                                             ALL INVESTMENT       PORTFOLIOS IN
                                              COMPANIES IN         FUND COMPLEX
                            HIGH INCOME       THE CSAM FUND        OVERSEEN BY
    NAME OF TRUSTEE             FUND             COMPLEX             TRUSTEE
--------------------------------------------------------------------------------
William W. Priest(3)              None               None               60

Richard H. Francis            $  1,734          $ 103,750               54

Jack W. Fritz                 $  1,484          $  94,374               53


----------

(3) Mr. Priest is an "interested person" of the Fund and, accordingly, receives no compensation from the Fund or any other investment company advised by CSAM.

                                                                    NUMBER OF
                                             ALL INVESTMENT       PORTFOLIOS IN
                                              COMPANIES IN         FUND COMPLEX
                            HIGH INCOME       THE CSAM FUND        OVERSEEN BY
    NAME OF TRUSTEE             FUND             COMPLEX             TRUSTEE
--------------------------------------------------------------------------------
Jeffrey E. Garten             $  1,484          $  97,500               53

Peter F. Krogh                $  1,234          $  99,100               53

James S. Pasman, Jr           $  1,734          $ 103,600               55

Steven N. Rappaport           $  1,809          $ 110,545               54



          Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.

          As of January 24, 2003, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding shares.

ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Fund's investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

          The Advisory Agreement between the Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Trustees in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates of .70% of average daily net assets less than or equal to $100 million; and .50% of average daily net assets greater than $100 million.

          For the fiscal year ended October 31, 2002, the Fund paid advisory fees to CSAM at the following rates (net or any voluntary waivers or reimbursements): 0.00%.

          CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

          For the past three fiscal years ended October 31, the Fund paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Fund under the Advisory Agreements as follows:

                                OCTOBER 31, 2002



        FEES PAID
     (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
     ---------------             -------            --------------
       $  0                      $ 98,585              $ 179,142



                                OCTOBER 31, 2001



        FEES PAID
     (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
     ---------------             -------            --------------
       $  0                     $ (93,232)            $ (76,972)



                                OCTOBER 31, 2000



        FEES PAID
     (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
     ---------------             -------            --------------
       $ 98,962                  $ 0                  $ (224,209)



BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Trustees of the Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board of the International Fund also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to the Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the average daily net assets for the Common shares and .10 % of the Fund's average daily net assets.

          For the past two fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

YEAR ENDED OCTOBER 31, 2002



FEES PAID (AFTER WAIVERS)        WAIVERS               REIMBURSEMENTS
-------------------------        -------               --------------
$ 14,089                            $ 0                      $ 0



FEBRUARY 1, 2001 THROUGH OCTOBER 31, 2001

FEES PAID (AFTER WAIVERS)        WAIVERS               REIMBURSEMENTS
-------------------------        -------               --------------
$ 9,997                             $ 0                      $ 0



          State Street became co-administrator to the Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $10,974.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund from February 1, 2001 through July 1, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

               ANNUAL RATE

               .07% for the first $150 million in assets
               .06% for the next $150 million
               .05% for assets in excess of $300 million

          For the fiscal years ended October 31, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

SEPTEMBER 1, 2001 THROUGH JUNE 30, 2002



FEES PAID (AFTER WAIVERS)        WAIVERS               REIMBURSEMENTS
-------------------------        -------               --------------
$ 11,061                         $ 6,042               $ 0



FEBRUARY 1, 2001 THROUGH OCTOBER 31, 2001



FEES PAID (AFTER WAIVERS)        WAIVERS               REIMBURSEMENTS
-------------------------        -------               --------------
$16,389                          $5,397                $ 0



          The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The

Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that if the Fund invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


CODE OF ETHICS

          The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT


          State Street acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (e) makes periodic reports to the Fund's Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


DISTRIBUTION AND SHAREHOLDER SERVICING


          CSAMSI is the distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          CLASS A, CLASS B AND CLASS C SHARES.


          Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.


          Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to .25%, 1% and 1%, respectively. For the fiscal year ended October 31, 2002, the Fund paid CSAMSI under its 12b-1 Plans as follows:



         CLASS A                 CLASS B               CLASS C
         --------                --------              --------
         $ 19,965                $ 28,342              $ 13,570



          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:



Advertising                          $   4,183

Printing and mailing for
promotional purposes                 $   6,656

Compensation to broker-dealers       $   8,018

People-related and occupancy         $   4,117

Other                                $   1,304



          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's B Shares 12b-1 Plan as follows:



Advertising                          $     241

Printing and mailing for
promotional purposes                 $   3,556

Compensation to broker-dealers       $  31,543

People-related and occupancy         $     649

Other                                $     230



          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's C Shares 12b-1 Plan as follows:



Advertising                          $  37,931

Printing and mailing for
promotional purposes                 $     457

Compensation to broker-dealers       $ 151,301

People-related and occupancy         $   1,449

Other                                $     458



          An initial concession or ongoing maintenance fee may be paid to broker dealers on sales of the Fund's shares. Pursuant to the fund's 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of the Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Fund. Broker-dealers who sell shares of the Fund may provide services to their customers that are not available to investors who purchase their shares directly from the Fund. Investors who purchase their shares directly from the fund will pay a pro rata share of the Fund's expenses of encouraging broker-dealers to provide such services but no receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Fund.


          Under the Distribution Agreements, CSAM may make payments to the Distributor from CSAM's own resources, which may include the management fees paid by the Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.


          GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

ORGANIZATION OF THE FUND

          Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into four series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund, the Credit Suisse U.S. Government Money Fund and the Credit Suisse International Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

          The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds.

          All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit

Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

          Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A shares, of the Fund. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

          The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     INITIAL SALES CHARGE -- CLASS A SHARES


                                                                                  COMMISSION TO
                                            AS A % OF        AS A % OF              FINANCIAL
                                             AMOUNT           OFFERING        REPRESENTATIVE AS A %
AMOUNT PURCHASED                            INVESTED           PRICE            OF OFFERING PRICE
Less than $50,000                             6.10%            5.75%                5.00%
$50,000 to less than $100,000                 4.99%            4.75%                4.00%
$100,000 to less than $250,000                3.90%            3.75%                3.00%
$250,000 to less than $500,000                2.56%            2.50%                2.00%
$500,000 to less than $1,000,000              2.04%            2.00%                1.75%
$1,000,000 or more                               0*               0                 1.00%**



* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

       - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;


       - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);


       - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and


       - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.


          INITIAL SALES CHARGE WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Fund, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.

          For the fiscal year ended October 31, 2002, CSAMSI received $59,954 on the sale of Class A shares of the Fund, of which CSAMSI retained $5,786. For the fiscal year ended October 31, 2002, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class A shares of the Fund. For the fiscal year ended October 31, 2002, CSAMSI received $63,493 and $477 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fund.


REDEMPTIONS


          GENERAL. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (the Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Fund may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO THE FUND'S CLASS B AND CLASS C SHARES ONLY.

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:



                                               CONTINGENT DEFERRED SALES
                                             CHARGE AS A PERCENTAGE OF THE
                YEAR SINCE PURCHASE          LESSER OF DOLLARS INVESTED OR
                    PAYMENT MADE                   REDEMPTION PROCEEDS
            First                                          4.0%

            Second                                         3.0%

            Third                                          2.0%

            Fourth                                         1.0%

            After Fourth                                   0.0%



          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.


          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


          The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

THE FUND AND ITS INVESTMENTS


          The Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, the Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains that it distributes to its shareholders. A Fund will satisfy the minimum distribution requirement if it distributes to its shareholders at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt interest income for the taxable year. The Fund will be subject to tax at regular corporate rates on any investment company taxable income that it does not distribute to its shareholders. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on

December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Trustees of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or capital gains that are retained by the Fund that is subject to corporate income tax in the hands of the Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


          With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

SPECIAL TAX CONSIDERATIONS

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

          DIVIDENDS AND DISTRIBUTIONS. Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).


          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect an amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the

Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

          NOTICES. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Its Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE


          From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. If the Fund meets the size requirements for listing in THE WALL STREET JOURNAL the Fund will be listed under the heading "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS

          Average annual total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

          The Fund may advertise "average annual total return" such returns are computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

    P(1+T)(POWER OF n) = ERV

    Where:            P = hypothetical initial payment of $1,000;

                      T = average annual total return;

                      n=number of years; and

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          The Fund may advertise its "aggregate total return" such returns are computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV/P) - l]

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B and Class C shares at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

          With respect to the Fund's Class A, Class B and Class C Shares, the Fund's average annual total returns for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by the Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN

                                 CLASS A SHARES



                                                          PERIOD FROM THE
                                                          COMMENCEMENT OF
     ONE-YEAR          FIVE-YEAR          TEN-YEAR           OPERATIONS
    ---------          ---------          --------        ---------------
     -5.31%            N/A                 N/A                 -0.60%

                                 CLASS B SHARES

                                                          PERIOD FROM THE
                                                          COMMENCEMENT OF
     ONE-YEAR          FIVE-YEAR          TEN-YEAR           OPERATIONS
    ---------          ---------          --------        ---------------
    -4.97%             N/A                 N/A                 -0.32%

                                 CLASS C SHARES

                                                          PERIOD FROM THE
                                                          COMMENCEMENT OF
     ONE-YEAR          FIVE-YEAR          TEN-YEAR           OPERATIONS
    ---------          ---------          --------        ---------------
    -2.13%             N/A                 N/A                 -1.66%


          From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.


          The Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          The Fund may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Salomon Smith Barney High Yield Market Index or the Lipper Open-End High Yield Bond Fund Index, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          YIELD

          The Fund may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in the Fund in accordance with the method prescribed by the SEC for mutual funds:

                                      a - b
                           YIELD = 2[(----- +1)(POWER OF 6) - 1)
                                       cd

Where:    a =    dividends and interest earned by the Fund during the period;
          b =    expenses accrued for the period (net of reimbursements);
          c =    average daily number of shares outstanding during the period, entitled to receive dividends; and
          d =    maximum offering price per share on the last day of the
                 period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          The yield for the Fund's Class A, Class B and Class C shares for the 30-day periods ended October 31, 2002 were as follows:



                  CLASS A                         CLASS B                       CLASS C
CLASS A WITH      WITHOUT      CLASS B WITH       WITHOUT      CLASS C WITH     WITHOUT
   WAIVER         WAIVER          WAIVER          WAIVER          WAIVER        WAIVER
-----------     -----------    ------------     -----------    ------------   -----------
   9.35%           5.38%           9.04%           4.91%           9.05%         4.68%



          AFTER-TAX RETURN

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                        P(1 + T)(POWER OF n) = ATV(SUB D)

Where:    P    =    a hypothetical initial payment of $1,000.

          T    =    average annual total return (after taxes on distributions).

          n    =    number of years.

                    ATV(SUB D) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the Fund's Class A, Class B and Class C shares for the periods ended October 31, 2002 were as follows:



  CLASS             1 YEAR         3 YEAR        5 YEAR        10 YEAR        SINCE INCEPTION
  -----             ------         ------        ------        -------        ---------------
Class A             -8.75%         -5.19%          N/A           N/A              -4.30%

Class B             -8.27%         -4.72%          N/A           N/A              -3.76%

Class C             -5.43%         -4.24%          N/A           N/A              -5.04%



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                       P(1 + T)(POWER OF n) = ATV(SUB DR)

Where:    P           = a hypothetical initial payment of $1,000.

          T           = average annual total return (after taxes on
                        distributions and redemption).

          n           = number of years.

          ATV(SUB DR) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Fund's Class A, Class B and Class C shares for the periods ended October 31, 2002 were as follows:

 CLASS              1 YEAR         3 YEAR        5 YEAR        10 YEAR        SINCE INCEPTION
 -----              ------         ------        ------        -------        ---------------
Class A              0.99%         -0.97%          N/A           N/A              -0.10%

Class B             -0.50%         -1.51%          N/A           N/A              -0.61%

Class C              0.51%         -1.58%          N/A           N/A              -1.38%



          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.


          The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL


          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal year ended October 31, 2002 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and have been incorproated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The financial statements from the Fund's inception through the fiscal year ended October 31, 2000 have been audited by the fund's previous accountants.

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


          As of January 24, 2003, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund's outstanding shares were as follows:



                                                                                                               COMMON
                                                       CLASS A         CLASS B      CLASS C       CLASS D       CLASS
                                                       -------         -------      -------       -------      -------
Merrill Lynch Pierce*                                   42.99%          45.62%       54.74%
Fenner & Smith Inc.
4800 Deer Lake Drive East
Jacksonville, FL  32246-6488

Donaldson Lufkin Jenrette*                              16.65%                                                  14.95%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co. Cust*                                                                              8.47%
IRA Rollover of Michael Jakes
13084 Via Grimaldi
Del Mar CA 92014-3278

Madeleine, Thomas & Caroline                                                                                     9.77%
Altmann Trustees
George Altmann Trust
P.O. Box 6055
Alexandria, VA 22306-0055

                                                                                                               COMMON
                                                       CLASS A         CLASS B      CLASS C       CLASS D       CLASS
                                                       -------         -------      -------       -------      -------
Michael Jakes & Nikki Winston Trustees*                                                                         5.96%%
FBO Jakes/Winston 2001 Trust
13084 Via Grimaldi
Del Mar, CA 92014-3728


* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

          The Fund's audited annual report for the Class A, Class B and Class C shares, dated October 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Fund at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2003


            ---------------------------------------------------------

                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND

                       CREDIT SUISSE MUNICIPAL MONEY FUND

            ---------------------------------------------------------


          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse U.S. Government Money Fund (the "Government Fund") and Credit Suisse Municipal Money Fund (the "Municipal Fund" and collectively with the Government Fund, the "Funds") which supplements the information that is contained in the combined PROSPECTUS of the Funds, dated February 28, 2003.

          Each Fund's audited ANNUAL REPORT dated October 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and should be read in conjunction with the PROSPECTUS. Copies of the PROSPECTUS and the ANNUAL REPORTS can be obtained by writing or telephoning:


                                 CLASS A SHARES


                               Credit Suisse Funds

                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                 (800)-927-2874

                                TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----
INVESTMENT OBJECTIVES                                                                               1
INVESTMENT POLICIES                                                                                 1
     Price and Portfolio Maturity                                                                   1
     Portfolio Quality and Diversification                                                          1
     Municipal Securities                                                                           2
     Municipal Leases                                                                               4
     Variable Rate Obligations                                                                      4
     U.S. Government Securities                                                                     5
     Repurchase Agreements                                                                          6
     Reverse Repurchase Agreements                                                                  6
     When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments                  6
     Securities of other Investment Companies                                                       7
     Stand-By Commitment Agreements                                                                 7
     Taxable Investments                                                                            8
     Alternative Minimum Tax Bonds (Municipal Fund only)                                            9
     Special Considerations Relating to the Municipal Fund and Risk Factors                         9
INVESTMENT RESTRICTIONS                                                                            10
PORTFOLIO VALUATION                                                                                11
PORTFOLIO TRANSACTIONS                                                                             12
MANAGEMENT OF THE FUNDS                                                                            13
     Officers and Board of Trustees                                                                13
     Information Concerning Trustees and Officers                                                  13
     Ownership in Securities of the Funds and Fund Complex                                         22
     Committees and Meetings of Trustees                                                           23
     Trustees' Total Compensation for Fiscal Year Ended October 31, 2002                           23
     Advisory Agreements                                                                           24
     Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM                                    26
     Board Approval of Advisory Agreements                                                         26
     Administration Agreements                                                                     27
     Code of Ethics                                                                                30
     Custodian and Transfer Agent                                                                  30
     Distribution and Shareholder Servicing                                                        31
     Organization of the Funds                                                                     32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                     32
AUTOMATIC CASH WITHDRAWAL PLAN                                                                     33
EXCHANGE PRIVILEGE                                                                                 33
ADDITIONAL INFORMATION CONCERNING TAXES                                                            34
DETERMINATION OF PERFORMANCE                                                                       37
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                38
MISCELLANEOUS                                                                                      39
FINANCIAL STATEMENTS                                                                               39
APPENDIX A-1 Description of Municipal Securities Ratings                                          A-1
APPENDIX B-1 Description of Municipal Securities                                                  B-1


                                       (i)

                              INVESTMENT OBJECTIVES

          The following information supplements the discussion of each Fund's investment objective and policies in the PROSPECTUS. There are no assurances that the Funds will achieve their investment objectives. The Funds are open-end management investment companies.


          It is the objective of the Municipal Fund to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes. It seeks to achieve its objective by investing primarily in municipal securities. The Municipal Fund will invest, under normal market conditions, at least 80% of assets in investments the income from which is exempt from Federal income tax. This percentage requirement will not be applicable during periods when the Municipal Fund pursues a temporary defensive strategy, as discussed below. The Municipal Fund's 80% investment policy is fundamental and may not be changed with respect to the Fund without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

          It is the objective of the Government Fund to seek maximum current income, consistent with liquidity and safety of principal. It seeks to achieve its objective by investing in a portfolio of U.S. government securities, including issues of the U.S. Treasury and other government agencies which generally have remaining maturities of one year or less and collateralized repurchase agreements. The Government Fund will invest, under normal market conditions, at least 80% of net assets, plus any borrowings for investment purposes, in U.S. Government securities. This percentage requirement will not be applicable during periods when the Government Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust to become effective upon 60 days' notice to shareholders of the Government Fund prior to any such change.

                               INVESTMENT POLICIES

          PRICE AND PORTFOLIO MATURITY. Each Fund invests only in securities that are purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate obligations (as described below), which are payable on demand, or under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

          PORTFOLIO QUALITY AND DIVERSIFICATION. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. Each Fund may purchase securities that are unrated at the time of purchase that its investment adviser deems to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. and Duff and Phelps, Inc.


          The Funds have adopted certain quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer.




          MUNICIPAL SECURITIES. Under normal circumstances, substantially all of the Municipal Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is excluded from gross income for federal income tax purposes.

          The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Municipal Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Municipal Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest by issuers of certain Municipal Securities purchased by the Municipal Fund may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Fund's investment quality requirements.

          An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

          The Municipal Securities in which the Municipal Fund invests are limited to those obligations which at the time of purchase are:

     1.   Backed by the full faith and credit of the United States; or


     2. Municipal notes rated MIG-1 or MIG-2 and VMIG-1 or VMIG-2 by Moody's or SP-1 or SP-2 by S&P, or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser; or

     3. Municipal bonds rated Aa or higher by Moody's, AA- or higher by S&P or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser; or

     4. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser.


          See Appendix A for a description of municipal ratings and Appendix B for a description of municipal securities.

          Among other instruments, the Municipal Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          MUNICIPAL LEASES. These are obligations in the form of a lease or installment purchase which are issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.


          In addition to the "non-appropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Municipal Fund will require that a municipal lease purchased by the Municipal Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

          Municipal leases and participations will be purchased pursuant to analysis and review procedures which the Municipal Fund's adviser believes will minimize risks to shareholders. It is possible that more than 5% of the Municipal Fund's net assets will be invested in municipal leases which have been determined by the Municipal Fund's adviser to be illiquid securities. When evaluating the liquidity of a municipal lease, the investment adviser considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated municipal leases, credit quality is also evaluated.

          VARIABLE RATE OBLIGATIONS. The interest rate payable on certain municipal securities in which the Municipal Fund may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Municipal Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of the Municipal Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount.


          Variable rate obligations purchased by the Municipal Fund may include participation interests in variable rate industrial development bonds. Purchase of a participation interest gives the Municipal Fund an undivided interest in certain such bonds. The Municipal Fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the financial institution from which it purchased the instrument and, if applicable, draw on the letter of credit for all or any part of the principal amount of the Municipal Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Financial institutions retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single financial institution will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than the allowable percentage of the total assets of the Municipal Fund pursuant to Rule 2a-7 of the 1940 Act. The Municipal Fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Municipal Fund from the bonds in which it holds participation interests is exempt from Federal income taxes. The Municipal Fund's adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Fund on the basis of published financial information, rating agency reports and other research services to which the adviser may subscribe.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal

National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


          REPURCHASE AGREEMENTS. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

          REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


          WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.


          When each Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Funds may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Funds' commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Funds engage in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


          SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


          STAND-BY COMMITMENT AGREEMENTS. (Municipal Fund only). The Municipal Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

          The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment,

CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

          The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

          The Internal Revenue Service has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and that the interest on the Municipal Securities will be excluded from the Fund's gross income for such purposes.

          The Municipal Fund may only invest up to 10% of its net assets, in the aggregate, in standby commitments, when-issued securities, delayed-delivery securities and other illiquid securities.

          TAXABLE INVESTMENTS. The Municipal Fund is, and expects to be, largely invested in municipal securities, but may invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.

          Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreements to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.


          ALTERNATIVE MINIMUM TAX BONDS (MUNICIPAL FUND ONLY). The Municipal Fund may invest without limitation in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds.


          SPECIAL CONSIDERATIONS RELATING TO THE MUNICIPAL FUND AND RISK FACTORS. In seeking to achieve its investment objective the Municipal Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Municipal Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

          The Municipal Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

          Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offer, the maturity of the obligation and the rating of the issue. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.) The achievement of the Municipal Fund's investment objectives is dependent in part on the continuing ability of the issuers of Municipal Securities in which the Municipal Fund invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. The Municipal Fund may seek to improve income by selling certain securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

          Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.


                             INVESTMENT RESTRICTIONS

          The following fundamental investment limitations are applicable to each of the Funds and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


          A Fund may not:


          1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

          3. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

          5. Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Fund from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);

          6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

          7. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; and

          8. Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.


                               PORTFOLIO VALUATION

          Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, a Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. CSAM will select specific portfolio investments and effect transactions for the relevant Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the relevant Fund with research advice or other services.

          Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the relevant Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities of either Fund be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


          For the past three fiscal years ended October 31, neither fund paid any brokerage commissions.

          As of October 31, 2002, the Government Fund held the following securities of its regular brokers or dealers:



    FUND                          NAME OF SECURITIES                      AGGREGATE VALUE OF THE HOLDINGS
    ----                          ------------------                      -------------------------------
Government Fund       Goldman Sachs Group Inc. Repurchase Agreement                   $ 23,427,000


          The Municipal Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

          Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUNDS

          OFFICERS AND BOARD OF TRUSTEES


          The business and affairs of each Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. The Board approves all significant agreements between each Fund and the companies that furnish services to the fund, including agreements with the Fund's investment adviser, custodian and transfer agent The names (and ages) of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


          INFORMATION CONCERNING TRUSTEES AND OFFICERS


                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Richard H. Francis                  Trustee        Since 2001    Currently retired;      54
c/o Credit Suisse                                                Executive Vice
Asset Management, LLC                                            President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York  10017-3140                                   Pan Am Corporation
                                                                 and Pan American
Age: 70                                                          World Airways, Inc.
                                                                 from 1988 to 1991


----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                       Trustee        Since 2001    Private investor;       53           Director of Advo,
2425 North Fish Creek Road                                       Consultant and                       Inc. (direct mail
P.O. Box 1287                                                    Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
                                                                 and Fritz
Age: 75                                                          Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987

Jeffrey E. Garten                   Trustee        Since 2001    Dean of Yale School     53           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                               William S. Beinecke                  Director of
                                                                 Professor in the                     Calpine Energy
Age: 56                                                          Practice of                          Corporation;
                                                                 International Trade                  Director of
                                                                 and Finance;                         CarMax (used car
                                                                 Undersecretary of                    dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

Peter F. Krogh                      Trustee        Since 2001    Dean Emeritus and       53           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
                                                                 at the Edmund A.                     Selection
Age: 66

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                                 Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Trustee        Since 2001    Currently retired;      55           Director of
c/o Credit Suisse                                                President and Chief                  Education
Asset Management, LLC                                            Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, NY  10017-3140                                         Inc. (holding
                                                                 Company) April 1989
Age: 71                                                          to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Trustee        Since 2001    Partner of Lehigh       54
Lehigh Court LLC                                                 Court, LLC since July
40 East 52nd Street,                                             2002; President of
New York, New York 10022                                         SunGard Securities
                                                                 Finance, Inc.,  from
Age: 54                                                          2001 to July 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line
                                                                 accounting service)
                                                                 from 1995 to 2001;
                                                                 Director, President,
                                                                 North American
                                                                 Operations, and
                                                                 former Executive Vice
                                                                 President from 1992
                                                                 to 1993 of Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.;
                                                                 Executive Vice
                                                                 President, Telerate,
                                                                 Inc. from 1987 to
                                                                 1992; Partner in the
                                                                 law firm of Hartman &
                                                                 Craven until 1987

INTERESTED TRUSTEE

William W. Priest(2)                Trustee        Since 2001    Co-Managing Partner,    60
Steinberg Priest & Sloane                                        Steinberg Priest &
Capital Management                                               Sloane

----------

(2) Mr. Priest is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM..

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
12 East 49th Street                                              Capital Management
12th Floor                                                       since March 2001;
New York, New York 10017                                         Chairman and Managing
                                                                 Director of CSAM from
Age: 61                                                          2000 to February
                                                                 2001, Chief Executive
                                                                 Officer and Managing
                                                                 Director of CSAM from
                                                                 1990 to 2000

OFFICERS

Laurence R. Smith                   Chairman       Since 2002    Managing Director and   --           --
Credit Suisse Asset Management,                                  Global Chief
LLC                                                              Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York  10017-3140                                   J.P. Morgan
                                                                 Investment Management
Age: 44                                                          from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds

Hal Liebes, Esq.                    Vice           Since 2001    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3140                                    Lehman Brothers, Inc.
                                                                 from 1996 to 1997;
Age: 38                                                          Associated with
                                                                 CSAM from

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                                 1995 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds

Michael A. Pignataro                Treasurer      Since 2001    Director and Director   --           --
Credit Suisse Asset Management,     and Chief                    of Fund
 LLC                                Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3140                                    CSAM since 1984;
                                                                 Officer of other
Age: 43                                                          Credit Suisse Funds

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.           Assistant      Since 2001    Director and Deputy     --           --
Credit Suisse Asset Management,     Secretary                    General Counsel,
 LLC                                                             Associated with CSAM
466 Lexington Avenue                                             since January 2000;
New York, New York 10017-3140                                    Associated with the
                                                                 law firm of Swidler
Age: 36                                                          Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds

Kimiko T. Fields, Esq.              Assistant      Since 2002    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel;
 LLC                                                             Associated with CSAM
466 Lexington Avenue                                             since January 1998.
New York, New York 10017-3140                                    Officer of other
                                                                 Credit Suisse
Age: 39                                                          Funds.

Rocco A. DelGuercio                 Assistant      Since 2001    Vice President of       --           --
Credit Suisse Asset Management,     Treasurer                    Fund Administration
 LLC                                                             and Administrative
466 Lexington Avenue                                             Officer of CSAM;
New York, New York 10017-3140                                    Associated with CSAM
                                                                 since June 1996;
Age: 39                                                          Assistant
                                                                 Treasurer,
                                                                 Bankers Trust
                                                                 Co.-- Fund
                                                                 Administration
                                                                 from March 1994
                                                                 to June 1996;

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                                 Mutual Fund
                                                                 Accounting
                                                                 Supervisor,
                                                                 Dreyfus
                                                                 Corporation
                                                                 from April 1987
                                                                 to March 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds

Joseph Parascondola                 Assistant      Since 2001    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
 LLC                                                             Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3140                                    2000; Assistant Vice
                                                                 President, Deutsche
Age: 39                                                          Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000;
                                                                 Assistant Vice
                                                                 President,
                                                                 Weiss, Peck &
                                                                 Greer LLC from
                                                                 November 1995
                                                                 to December
                                                                 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds

Robert M. Rizza                     Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President of Fund
 LLC                                                             Administration CSAM
466 Lexington Avenue                                             since January 2001;
New York, New York 10017-3140                                    Administrative
                                                                 Officer of CSAM

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     OTHER
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         TRUSTEE      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Age: 37                                                          from March 1998 to
                                                                 December 2000;
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 from April 1994 to
                                                                 March 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds
-------------------------------------------------------------------------------------------------------------------------

              OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX


As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.



                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        SECURITIES IN THE FUND*,(1)              INVESTMENT COMPANIES*
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Richard H. Francis                     Government Fund: A                       E

                                       Municipal Fund: A

Jack W. Fritz                          Government Fund: A                       E

                                       Municipal Fund: A

Jeffrey E. Garten                      Government Fund: A                       A

                                       Municipal Fund: A

Peter F. Krogh                         Government Fund: A                       D

                                       Municipal Fund: A

James S. Pasman, Jr.                   Government Fund: A                       C

                                       Municipal Fund: A

Steven N. Rappaport                    Government Fund: A                       D

                                       Municipal Fund: A

INTERESTED TRUSTEE

William W. Priest                      Government Fund: A                       A

                                       Municipal Fund: A


-------------------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
*   Key to Dollar Ranges:
    A.  None
    B.  $1 - $10,000
    C.  $10,000 - $50,000
    D.  $50,000 - $100,000
    E.  Over $100,000

          No employee of CSAM, CSAMSI, the Funds' co-administrator, State Street Bank and Trust Company ("State Street"), or any of their affiliates receives any compensation from the Funds for acting as an officer or trustee of a Fund. Each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street or any of their affiliates receives an annual fee of $750 per Fund and $250 per meeting of the Board attended by him for his services as a Trustee, and is reimbursed for expenses incurred in connection with his attendance as Board meetings. Each member of the Audit Committee receives an annual fee of $250 and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

          COMMITTEES AND MEETINGS OF TRUSTEES


          Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.


          In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, their Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Funds' Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.

          TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002



                                                                              NUMBER OF
                                                          ALL INVESTMENT    PORTFOLIOS IN
                                                           COMPANIES IN     FUND COMPLEX
                          GOVERNMENT                       THE CSAM FUND     OVERSEEN BY
   NAME OF TRUSTEE          FUND        MUNICIPAL FUND        COMPLEX         TRUSTEE
-----------------------------------------------------------------------------------------
William W. Priest(3)             None         None              None           60

Richard H. Francis         $    1,734   $    1,734         $ 103,750           54

Jack W. Fritz              $    1,484   $    1,484         $  94,374           53

Jeffrey E. Garten          $    1,484   $    1,484         $  97,500           53

                                                                              NUMBER OF
                                                          ALL INVESTMENT    PORTFOLIOS IN
                                                           COMPANIES IN     FUND COMPLEX
                          GOVERNMENT                       THE CSAM FUND     OVERSEEN BY
   NAME OF TRUSTEE          FUND        MUNICIPAL FUND        COMPLEX         TRUSTEE
-----------------------------------------------------------------------------------------
Peter F. Krogh             $    1,234   $    1,234         $  99,100           54

James S. Pasman, Jr.       $    1,734   $    1,734         $ 103,600           55

Steven N. Rappaport        $    1,809   $    1,809         $ 110,545           54



(3) Mr. Priest is an "interested person" of the Funds and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.



          As of January 24, 2003, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

          ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolio for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Funds' investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates set forth below:

FUND                              ANNUAL RATE
------------------------------------------------------------------------------------------------
Government Fund                   0.40% of average daily net assets for the first $1 billion
                                  0.35% of average daily net assets in excess of $1 billion

Municipal Fund                    0.40% of average daily net assets up to $1 billion
                                  0.35% of average daily net assets in excess of $1 billion



          For the fiscal year ended October 31, 2002, the Funds paid advisory fees to CSAM at the following rates (net or any voluntary waivers or reimbursements): 0.26% for the Government Fund, and 0.40% for the Municipal Fund.

          CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

          ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

          For the past three fiscal years ended October 31, the Funds paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Funds under the Advisory Agreements as follows:

OCTOBER 31, 2002



                                                     FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Government Fund                                    $ 133,511                 $ 124,238              $  0
Municipal Fund                                     $ 294,308                 $       0              $  0



OCTOBER 31, 2001



                                                     FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Government Fund                                    $ 256,962                 $ 61,678               $  0
Municipal Fund                                     $ 212,825                 $ 70,060               $  0



OCTOBER 31, 2000



                                                     FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Government Fund                                     $ 256,602                $ 58,332               $  0
Municipal Fund                                      $ 223,580                $ 49,632               $  0



          BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Trustees of each Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board of the International Fund also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pay CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          For the past two fiscal years ended October 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

OCTOBER 31, 2002



       FUND               FEES PAID (AFTER WAIVERS)      WAIVERS          REIMBURSEMENTS
       ----               -------------------------      -------          --------------
 Government Fund                 $ 64,437                  $ 0                $ 0

  Municipal Fund                 $ 73,577                  $ 0                $ 0



OCTOBER 31, 2001



       FUND               FEES PAID (AFTER WAIVERS)      WAIVERS          REIMBURSEMENTS
       ----               -------------------------      -------          --------------
 Government Fund                 $ 58,241                  $ 0                $ 0

  Municipal Fund                 $ 52,164                  $ 0                $ 0



          State Street became co-administrator to the Funds on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Government Fund and Municipal Fund paid State Street fees under the State Street Co-Administration Agreement of $9,323 and $16,700, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Government Fund and Municipal Fund from February 1, 2001 through June 30, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:



FUND                                       ANNUAL RATE
---------------------------------------------------------------------------------------
Government Fund                            .07% for the first $500 million in assets
                                           .06% for the next $1 billion
                                           .05% for assets in excess of $1.5 billion
Municipal Fund                             .07% of the first $500 million in assets
                                           .06% for the next $1 billion
                                           .05% for assets in excess of $1.5 billion



          For the fiscal years ended October 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

NOVEMBER 1, 2001 THROUGH JUNE 30, 2002



       FUND               FEES PAID (AFTER WAIVERS)      WAIVERS          REIMBURSEMENTS
       ----               -------------------------      -------          --------------
 Government Fund                 $ 34,098                $ 0                  $ 0
  Municipal Fund                 $ 37,225                $ 0                  $ 0



OCTOBER 31, 2001



       FUND               FEES PAID (AFTER WAIVERS)      WAIVERS          REIMBURSEMENTS
       ----               -------------------------      -------          --------------
 Government Fund                 $54,279                 $ 0                  $ 0
  Municipal Fund                 $49,970                 $ 0                  $ 0

          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.


          CUSTODIAN AND TRANSFER AGENT


          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a

Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


          DISTRIBUTION AND SHAREHOLDER SERVICING


          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


          Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Fund to permit such Fund directly or indirectly to pay expenses associated with the distribution of shares.





          An initial concession or ongoing maintenance fee may be paid to broker-dealers on sales of the Funds' shares. Pursuant to the Funds' 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to b paid for as long as the related assets remain in the Funds.

          Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement for the Funds, the maximum amount payable by the Funds under the 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets during the fiscal year. Currently, Government Fund and Municipal Fund pay a distribution services fee each month to the Distributor, with respect to its shares, at an annual rate of up to .25% and 10%, respectively of the aggregate average daily net assets attributable to each Fund.


          The table below shows distribution costs charged to each Fund during the most recent fiscal year.


               MUNICIPAL FUND             GOVERNMENT FUND
           --------------------------------------------------
                  $ 77,848                   $ 158,320



          Under the Distribution Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Funds. On some occasions, such compensations will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          ORGANIZATION OF THE FUNDS

          Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into four series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund, the Credit Suisse U.S. Government Money Fund and the Credit Suisse International Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

          The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds.

          All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          The offering price of each Fund's shares is equal to the per share net asset value of the Fund.

          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


                         AUTOMATIC CASH WITHDRAWAL PLAN


          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may required that the shareholder hold the shares for up to 18 months to avoid a Limited CDSC.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

          As described above and in the Funds' PROSPECTUS, the Municipal Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes. The Municipal Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Municipal Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

          Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things: (i) distribute to its shareholders at least 90% of the sum of its investment company taxable income (plus or minus certain adjustments as specified in the Code) and its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of taxable ordinary income and capital gains from the previous calendar year. Each Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          Although each Fund expects to be relieved of all or substantially all federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          Because the Municipal Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes. In addition, if a shareholder of the Municipal Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Municipal Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the PROSPECTUS, some of the Municipal Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

          While neither Fund expects to realize net long-term capital gains, any such realized gains will be distributed as described in the PROSPECTUS. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to its shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. This rule will apply to a sale of shares of the Municipal Fund only to the extent the loss is not disallowed under the provision described above.

          A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Each shareholder of a Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to a Fund's dividends and distributions.

          In the case of the Municipal Fund, the dollar amount of dividends excluded from gross income for federal income tax purposes and the dollar amounts subject to federal income taxes will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Fund. In the event that the Municipal Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 30% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
          CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE


          From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The yield quotation based on the 7 days ended October 31, 2002 was 0.88% and 0.87% for the Municipal Fund and Government Fund, respectively.


          The "yield" calculated for the Funds is the net annualized yield based on a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

          Effective yield also calculated for the Funds is the net annualized yield for a specified 7 calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the effective yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

          Effective yield = [(Base Period Return + 1)^(365/7)] - 1.


          The effective yield quotation based on the 7 days ended October 31, 2002 was 0.89% and 0.87% for the Municipal Fund and Government Fund, respectively.


          Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Municipal Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt.

          From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

          In connection with communicating its yield, effective yield or tax-equivalent yield to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

          Each Fund's yield will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. Yield information may be useful in reviewing a Fund's performance and for providing a basis for comparison with other investment alternatives. However, a Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing a Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 2002 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The financial statements for the fiscal years ended October 31, 2000 and prior have been audited by each Fund's previous accountants.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS





          As of January 8, 2003, the name, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a Fund's outstanding shares were as follows:



                                                     COMMON
                GOVERNMENT FUND                       STOCK
                ---------------                      ------
          CSWP Money Fund Settlement*                82.08%
           Attn: Procash Processing
               c/o Pershing LLC
         One Pershing Plaza -6th Floor
          Jersey City, NJ 07399-00001



                                                     COMMON
                MUNICIPAL FUND                        STOCK
                --------------                       ------
          CSWP Money Fund Settlement*                96.75%
           Attn: Procash Processing
               c/o Pershing LLC
         One Pershing Plaza -6th Floor
          Jersey City, NJ 07399-00001


          * To the knowledge of the applicable Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.

                              FINANCIAL STATEMENTS


          Each Fund's audited annual report for the Common Class Shares, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent is incorporated herein by reference with respect to all information regarding the Funds included therein. The Funds will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Fund at 800-927-2874.

                                  APPENDIX A-1
                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

          The following summarizes the highest two ratings used by S&P for Municipal Securities:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the highest two ratings used by Moody's for bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

          Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          Short term obligations, including commercial paper, rated A1+ by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

          Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                  APPENDIX B-1
                       DESCRIPTION OF MUNICIPAL SECURITIES

          Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from those specific future taxes.

     3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

     6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

     7. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads, and water and sewer systems. The basic security behind General Obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     8. Revenue Bonds generally are accrued by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     9. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                     Class A, B, C and Common Shares of the

                       CREDIT SUISSE SMALL CAP VALUE FUND

                     Class A, B, C and Advisor Shares of the

                       CREDIT SUISSE LARGE CAP VALUE FUND

                         Class A, B and C Shares of the

                        CREDIT SUISSE TAX EFFICIENT FUND
                        CREDIT SUISSE INTERNATIONAL FUND

          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about the Credit Suisse Tax Efficient Fund (the "Tax Efficient Fund"), the Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund"), the Credit Suisse Small Cap Value Fund (the "Small Cap Value Fund") and the Credit Suisse International Fund (the "International Fund") (each a "Fund," and together, the "Funds") that supplements information contained in (i) the PROSPECTUS for the Common Shares of the Small Cap Value Fund, dated February 28, 2003; (ii) the PROSPECTUS for the Advisor Shares of the Large Cap Value Fund; and (iii) the PROSPECTUS for the the Class A, Class B and Class C shares of the Small Cap Value Fund, Tax Efficient Fund, Large Cap Value Fund and International Fund, dated February 28, 2003, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT, dated October 31, 2002, for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:

  CLASS A, CLASS B, CLASS C AND COMMON SHARES             ADVISOR SHARES
  -------------------------------------------             --------------

              Credit Suisse Funds                      Credit Suisse Funds
                P.O. Box 55030                            P.O. Box 55030
             Boston, MA 02205-5030                    Boston, MA 02205-5030
                (800) 927-2874                     Attn: Institutional Services
                                                          (800) 222-8977

                               TABLE OF CONTENTS

                                                                                                     PAGE
INVESTMENT OBJECTIVES AND POLICIES                                                                     1
         Options Generally                                                                             2

                  OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS               2
                  SECURITIES OPTIONS                                                                   2
                  SECURITIES INDEX OPTIONS                                                             5
                  OTC OPTIONS                                                                          5

         Currency Exchange Transactions                                                                6

                  FORWARD CURRENCY CONTRACTS                                                           6
                  CURRENCY OPTIONS                                                                     7
                  CURRENCY HEDGING                                                                     7

         Futures Activities                                                                            8

                  FUTURES CONTRACTS                                                                    9
                  OPTIONS ON FUTURES CONTRACTS                                                        10

         Hedging Generally                                                                            10

                  ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES       11

         Foreign Investments                                                                          12

                  FOREIGN CURRENCY EXCHANGE                                                           12
                  INFORMATION                                                                         13
                  POLITICAL INSTABILITY                                                               13
                  FOREIGN MARKETS                                                                     13
                  INCREASED EXPENSES                                                                  13
                  PRIVATIZATIONS                                                                      14
                  FOREIGN DEBT SECURITIES                                                             14
                  SOVEREIGN DEBT                                                                      14
                  BRADY BONDS                                                                         15
                  DEPOSITARY RECEIPTS                                                                 16

          U.S. Government Securities                                                                  17
          Money Market Obligations                                                                    17
          Repurchase Agreements                                                                       18
          Debt Securities                                                                             18
          Convertible Securities                                                                      19
          Temporary Defensive Strategies                                                              19
          Securities of Other Investment Companies                                                    19
          Lending of Portfolio Securities                                                             20
          When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments               20

                                                                                                     PAGE
          Short Sales                                                                                 21
          Short Sales "Against the Box"                                                               22
          Reverse Repurchase Agreements                                                               23
          Warrants                                                                                    23
          Non-Publicly Traded and Illiquid Securities                                                 24
                  RULE 144A SECURITIES                                                                25

         Interest Only and Principal Only Instruments                                                 25
         Borrowing                                                                                    25
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers                       26
         "Special Situation" Companies                                                                26
INVESTMENT RESTRICTIONS                                                                               26
         Tax Efficient Fund, Small Cap Value Fund, Large Cap Value Fund                               27
         International Fund                                                                           29
PORTFOLIO VALUATION                                                                                   30
PORTFOLIO TRANSACTIONS                                                                                31
PORTFOLIO TURNOVER                                                                                    35
MANAGEMENT OF THE FUNDS                                                                               36
         Officers and Boards of Trustees                                                              36
         Ownership in Securities of the Funds and Fund Complex                                        46
         Committees and Meetings of Trustees                                                          48
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2002                          49
         Advisory Agreements                                                                          49
         Advisory Fees Paid to CSAM                                                                   51
         Sub-Advisory Agreements                                                                      52
         Board Approval of Advisory Agreements                                                        54
         Administration Agreements                                                                    55
         Code of Ethics                                                                               58
         Custodian and Transfer Agent                                                                 58
         Distribution and Shareholder Servicing                                                       59
                  Common Shares                                                                       59
                  Advisor Shares                                                                      59
                  Class A, Class B and Class C Shares                                                 60
                  International Fund -- Class A, Class B and Class C Shares                           62
         Organization of the Funds                                                                    66
         Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund                            66
         International Fund                                                                           67
         General                                                                                      68
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                        69
                  Common Class Shares                                                                 69
                  Class A Shares, Class B Shares and Class C Shares                                   70
         Initial Sales Charges Waivers                                                                71
         Redemptions                                                                                  72
         General                                                                                      72
         Automatic Cash Withdrawal Plan                                                               72
         Special Provisions Applicable to Each Fund's Class B and
             Class C Shares Only.                                                                     73

                                                                                                     PAGE
         Contingent Deferred Sales Charge - General                                                   73
EXCHANGE PRIVILEGE                                                                                    74
ADDITIONAL INFORMATION CONCERNING TAXES                                                               75
         The Funds and Their Investments                                                              75
         Special Tax Considerations                                                                   77

                  STRADDLES                                                                           78
                  OPTIONS AND SECTION 1256 CONTRACTS                                                  78
                  FOREIGN CURRENCY TRANSACTIONS                                                       78
                  PASSIVE FOREIGN INVESTMENT COMPANIES                                                79
                  ASSET DIVERSIFICATION REQUIREMENT                                                   79
                  FOREIGN TAXES                                                                       80
                  FUND TAXES ON SWAPS                                                                 80
                  DIVIDENDS AND DISTRIBUTIONS                                                         80
                  SALES OF SHARES                                                                     81
                  BACKUP WITHHOLDING                                                                  81
                  NOTICES                                                                             82
                  OTHER TAXATION                                                                      82

DETERMINATION OF PERFORMANCE                                                                          82

          Average Annual Total Returns                                                                82
          Yield                                                                                       82
          After-Tax Return                                                                            86
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                   90
MISCELLANEOUS                                                                                         91
FINANCIAL STATEMENTS                                                                                  94
APPENDIX                                                                                              1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objective and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the Tax Efficient Fund is long-term capital appreciation on an after tax basis.

          The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income.

          The investment objective of the Small Cap Value Fund is a high level of growth of capital.

          The investment objective of the International Fund is long-term growth of capital.

          The Tax Efficient Fund will invest under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The Tax Efficient Fund has an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The practices used to achieve this strategy include offsetting gains realized in one security by selling another security at a capital loss, limiting sales of securities that result in capital gains and holding securities long enough to avoid higher short-term capital tax gains rates. However, gains may be realized when the Fund believes the risk of holding a security outweighs tax considerations.

          The Large Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. companies with large market capitalizations. The Large Cap Value Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index.

          The Small Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued. "Small cap" companies, for the purposes of this Fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

          The International Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign markets. These percentage requirements will not be applicable during periods when the International Fund pursues a temporary defensive strategy, as discussed below.

          The Funds' 80% investment policies are non-fundamental and may be changed by the Board of Trustees of the Trusts to become effective upon at least 60 days' notice to shareholders of the applicable Fund prior to any such change.
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          Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available in the future.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation, subject to the limitations set forth below.

          OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS. The Tax Efficient Fund and the Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Small Cap Value Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes. The Small Cap Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon. The International Fund may purchase and sell call and put options, including securities index options. The International Fund may also purchase and sell financial futures contracts and options thereon, which are traded on a commodities exchange or board of trade for certain hedging, return enhancement, and risk management purposes.

          Neither the Tax Efficient Fund nor the Large Cap Value Fund may write a covered call option if, as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Small Cap Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets. The International Fund will write only fully covered options. The International Fund may not write a call option if, as a result thereof, the aggregate of the International Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets.

         SECURITIES OPTIONS. Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of fund securities at inopportune times or

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at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM" or the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from

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writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the

                                       4
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OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds, a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Small Cap Value Fund and the International Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

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          Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

          Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return.

          FORWARD CURRENCY CONTRACTS. The International Fund will generally enter into forward contracts only under two circumstances. First, when the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to

                                       6
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"lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy or sell the amount of foreign currency needed to settle the transaction. Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the International Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in forward currency contract may result in substantial losses to the International Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (E.G., through the use of hedging transactions).

          CURRENCY OPTIONS. The Small Cap Value and International Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. The Funds' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value

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in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          FUTURES ACTIVITIES. The Small Cap Value Fund may seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial futures contracts and options thereon. The International Fund may also purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC"). These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide

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hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Funds will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the

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hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          HEDGING GENERALLY. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction to the portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Small Cap Value Fund or International Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Funds of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets

(as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, the International Fund is limited to an investment not in excess of 5% of its total assets, except that the International Fund may purchase and sell such instruments, without limitation, for BONA FIDE hedging purposes.

          FOREIGN INVESTMENTS. The International Fund invests primarily in equity securities of companies located in or conducting a majority of their business in developed foreign markets, or companies whose securities trade primarily in developed foreign markets. The Small Cap Value Fund may invest up to 20% of the value of its net assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities"). The Tax Efficient Fund and the Large Cap Value Fund may each invest up to 10% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. Each Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          FOREIGN CURRENCY EXCHANGE. Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.


          INFORMATION. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

          INCREASED EXPENSES. The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          PRIVATIZATIONS. All of the Funds may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          DEPOSITARY RECEIPTS. Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          EMERGING MARKETS. Each of the Funds may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury

Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          MONEY MARKET OBLIGATIONS. Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          REPURCHASE AGREEMENTS. The Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

          DEBT SECURITIES. Each Fund may invest up to 20% of its net assets in investment grade fixed-income securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this STATEMENT OF ADDITIONAL INFORMATION.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          CONVERTIBLE SECURITIES. The International Fund may invest up to 25% of its assets in foreign convertible securities. The Adviser currently does not intend to invest over 5% of the International Fund's assets in convertible securities rated below investment grade. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          TEMPORARY DEFENSIVE STRATEGIES. The Tax Efficient Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Large Cap Value, Tax Efficient and International Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order, and the Large Cap Value Fund may invest in securities of unaffiliated money market funds. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may each seek to receive or increase income by lending their respective portfolio securities. The aggregate value of securities loaned by a Fund may not exceed 25% of the value of its total assets. Each Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

          By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

          The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          SHORT SALES. The Small Cap Value Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Small Cap Value Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". Each Fund may enter into short sales "against the box." No more than 10% of each Fund's net assets (taken at the then current market value) may be held as collateral for such sales at any one time. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

          REVERSE REPURCHASE AGREEMENTS. The Tax Efficient Fund, Small Cap Value Fund and International Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

          WARRANTS. The Tax Efficient Fund and the Small Cap Value Fund may invest up to 5% of their respective total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Tax Efficient Fund and the Large Cap Value Fund may invest in restricted securities and may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in assets which are not readily marketable. The Small Cap Value Fund may invest in assets not having a ready market if such purchases at the time thereof would not cause more than 10% of the value of its net assets to be invested in assets which are not readily marketable. The International Fund may invest up to 15% of the value of its net assets in illiquid investments. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

          An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to each Fund's limit on the purchase of illiquid securities that Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          INTEREST ONLY AND PRINCIPAL ONLY INSTRUMENTS. The Small Cap Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

          BORROWING. The International Fund may borrow up to one-third of the value of its total assets, and each other Fund may invest up to 15% of its total assets, from banks to increase its holdings of portfolio securities or for other purposes. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds expect that some of their borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

          SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. At least 80% of the Small Cap Value Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies. Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  "SPECIAL SITUATION" COMPANIES. The Small Cap Value Fund may invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                             INVESTMENT RESTRICTIONS

          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

         TAX EFFICIENT FUND, SMALL CAP VALUE FUND, LARGE CAP VALUE FUND

          The following fundamental investment limitations are applicable to the Tax Efficient Fund, Small Cap Value Fund and Large Cap Value Fund and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          Each Fund may not:

          1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Small Cap Value Fund or the Large Cap Value Fund in respect of investments in U.S. Government Securities or, for the Small Cap Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

          3. Purchase securities on margin, but a Fund may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

          4. Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7, (iii) the lending of portfolio securities, and (iv) the entering of repurchase agreements;

          5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all amounts borrowed) less liabilities (not including all amounts borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made. This restriction and asset limitation on borrowing shall not prohibit the Funds from entering into reverse repurchase agreements;

          6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, in connection with hedging transactions, short sales (against the box), when issued and forward commitment transactions and similar investment strategies;

          7. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Cap Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

          8. Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days; provided that the Small Cap Value Fund will not invest in restricted securities. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

          9. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

          10. With respect to the Tax Efficient Fund and the Large Cap Value Fund, purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and Trustees of the Fund and its Adviser who each own beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

          11. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 8;

          12. With respect to the Tax Efficient Fund and the Large Cap Value Fund, participate on a joint or joint and several basis in any securities trading account;

          13. Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

          14. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein and, with respect to the Small Cap Value Fund and the Large Cap Value Fund, other than mortgage-backed securities and similar instruments), or commodities or commodity contracts except, with respect to the Small Cap Value Fund, for hedging purposes;

          15. With respect to the Tax Efficient Fund and the Large Cap Value Fund, invest in the securities of other investment companies or investment trusts except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not in the open market, is part of a plan of merger, acquisition or transfer of assets, or consolidation and except, with respect to the Large Cap Value Fund, for purchases of securities of money market funds; or

          16. Invest in companies for the purpose of exercising control or management.

          The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

                               INTERNATIONAL FUND

          The Fund may not:

          1. Purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          2. Invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          3. Issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under swaps are not treated as senior securities;

          4. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

          5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

          6. Purchase real estate or interests therein;

          7. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

          8. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

          9. Invest in oil, gas or other mineral leases.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

          Prices for debt securities supplied by a "Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained its affiliates in the United Kingdom, Japan and Australia to act as sub-investment advisers to the International Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          CSAM will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

          For the fiscal year ended October 31, 2002, brokers and dealers who provided research services were paid $18,716, $10,830, $1,700 and $2,666 of total brokerage commissions from the Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund and International Fund, respectively. Research received from brokers or dealers is supplemental to CSAM's own research program.

          All orders for transactions or other services in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the CSAM may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the CSAM, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended October 31, the Funds paid brokerage commissions as follows:

                  FUND                                YEAR                      COMMISSIONS
-------------------------------------------------------------------------------------------
Tax Efficient Fund                                    2000                     $   126,881

                                                      2001                     $    80,478

                                                      2002                     $   122,313
-------------------------------------------------------------------------------------------
Large Cap Value Fund                                  2000                     $   460,009

                                                      2001                     $   301,950

                                                      2002                     $   188,101
-------------------------------------------------------------------------------------------
Small Cap Value Fund                                  2000                     $   299,222

                                                      2001                     $   215,431

                                                      2002                     $   225,292
-------------------------------------------------------------------------------------------
International Fund                                    2000                     $   126,881

                                                      2001                     $    64,126

                                                      2002                     $   100,538
-------------------------------------------------------------------------------------------

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of October 31, 2002, the Funds held the following securities of their regular brokers or dealers:

FUND                          NAME OF SECURITIES                            AGGREGATE VALUE OF THE HOLDINGS
----                          ------------------                            -------------------------------
Tax Efficient Fund            None

Large Cap Value               State Street Bank & Trust Co                  $8,866,00
                              Euro Time Deposit 1.750% 11/1/02

Small Cap Value               State Street Bank & Trust Co                  $12,558,000
                              Euro Time Deposit 1.750% 11/1/02

International Fund            State Street Bank & Trust Co                  $341,000
                              Euro Time Deposit 1.750% 11/1/02

                               PORTFOLIO TURNOVER

          Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

          For the fiscal years ended October 31, 2001 and 2002, the Tax Efficient Fund's turnover rate was 17% and 19%, the Large Cap Value Fund's turnover rate was 38% and 2%, the Small Cap Value Fund's turnover rate was 54% and 18%, the International Fund's turnover rate was 48% and 124%, respectively.

                             MANAGEMENT OF THE FUNDS

          OFFICERS AND BOARDS OF TRUSTEES

          Except in the case of the International Fund, the business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. The business and affairs of the International Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names (and ages) of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
INDEPENDENT TRUSTEES
Richard H. Francis                  Trustee         Since 2001    Currently retired;      54
c/o Credit Suisse Asset                                           Executive Vice
Management, LLC                                                   President and Chief
466 Lexington Avenue                                              Financial Officer of
New York, NY  10017-3140                                          Pan Am Corporation
Age: 70                                                           and Pan American
                                                                  World Airways, Inc.
                                                                  from 1988 to 1991.

-------------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Jack W. Fritz                       Trustee         Since 2001    Private investor;       53           Director of Advo,
2425 North Fish Creek Road                                        Consultant and                       Inc. (direct mail
P.O. Box 1287                                                     Director of Fritz                    advertising)
Wilson, Wyoming 83014                                             Broadcasting, Inc.
Age: 75                                                           and Fritz
                                                                  Communications
                                                                  (developers
                                                                  and operators
                                                                  of radio
                                                                  stations)
                                                                  since 1987.

Jeffrey E. Garten                   Trustee         Since 2001    Dean of Yale School     53           Director of
Box 208200                                                        of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                                William S. Beinecke                  Director of
Age: 56                                                           Professor in the                     Calpine Energy
                                                                  Practice of                          Corporation;
                                                                  International Trade                  Director of
                                                                  and Finance;                         CarMax Group
                                                                  Undersecretary of                    (used car dealers)
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at
                                                                  Columbia
                                                                  University
                                                                  from September
                                                                  1992 to
                                                                  November 1993.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Peter F. Krogh                      Trustee         Since 2001    Dean Emeritus and       53           Member of Board
301 ICC                                                           Distinguished                        of The Carlisle
Georgetown University                                             Professor of                         Companies Inc.;
Washington, DC 20057                                              International Affairs                Member of
Age: 66                                                           at the Edmund A.                     Selection
                                                                  Walsh School of                      Committee for
                                                                  Foreign Service,                     Truman Scholars
                                                                  Georgetown                           and Henry Luce
                                                                  University; Moderator                Scholars;  Senior
                                                                  of PBS foreign                       Associate of
                                                                  affairs television                   Center for
                                                                  series.                              Strategic and
                                                                                                       International
                                                                                                       Studies; Trustee
                                                                                                       of numerous world
                                                                                                       affairs
                                                                                                       organizations

James S. Pasman, Jr.                Trustee         Since 2001    Currently retired;      55           Director of
c/o Credit Suisse Asset                                           President and Chief                  Education
Management, LLC                                                   Operating Officer of                 Management Corp.
466 Lexington Avenue                                              National InterGroup,
New York, NY  10017-3140                                          Inc. (holding
Age: 71                                                           company) April 1989
                                                                  to March 1991;
                                                                  Chairman of Permian
                                                                  Oil Co. from April
                                                                  1989 to March 1991.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Steven N. Rappaport                 Trustee         Since 2001    Partner of Lehigh       54
Lehigh Court LLC                                                  Court LLC since July
40 East 52nd Street,                                              2002, President of
New York, New York 10022                                          SunGard Securities
Age: 54                                                           Finance Inc., from
                                                                  2001 to July 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line
                                                                  accounting service)
                                                                  from 1995 to 2001;
                                                                  Director, President,
                                                                  North American
                                                                  Operations, and
                                                                  former Executive Vice
                                                                  President from 1992
                                                                  to 1993 of Worldwide
                                                                  Operations of
                                                                  Metallurg Inc.
                                                                  (manufacturer of
                                                                  specialty metals and
                                                                  alloys); Executive
                                                                  Vice President,
                                                                  Telerate, Inc.
                                                                  (provider of
                                                                  real-time information
                                                                  to the capital
                                                                  markets) from 1987 to
                                                                  1992; Partner in the
                                                                  law firm of Hartman &
                                                                  Craven until 1987.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
INTERESTED TRUSTEE
William W. Priest(2)                Trustee         Since 2001    Co-Managing Partner,    60
Steinberg Priest & Sloane Capital                                 Steinberg Priest &
Management                                                        Sloane Capital
12 East 49th Street                                               Management since
12th Floor                                                        March 2001; Chairman
New York, New York 10017                                          and Managing Director
Age: 61                                                           of CSAM from 2000 to
                                                                  February 2001, Chief
                                                                  Executive Officer and
                                                                  Managing Director of
                                                                  CSAM from 1990 to 2000.

----------------

(2) Mr. Priest is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
OFFICERS
Laurence R. Smith                   Chairman        Since 2002    Managing Director and       --               --
Credit Suisse Asset Management, LLC                               Global Chief
466 Lexington Avenue                                              Investment Officer
New York, New York 10017-3140                                     CSAM; Associated with
                                                                  J.P. Morgan
Age:  44                                                          Investment Management
                                                                  from 1981 to 1999;
                                                                  Officer of other
                                                                  Credit Suisse Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Hal Liebes, Esq.                    Vice            Since 2001    Managing Director and   --           --
Credit Suisse Asset Management, LLC President and                 Global General
466 Lexington Avenue                Secretary                     Counsel of CSAM;
New York, New York 10017-3140                                     Associated with
Age:  38                                                          Lehman Brothers, Inc.
                                                                  from 1996 to 1997;
                                                                  Associated with CSAM
                                                                  from 1995 to 1996;
                                                                  Associated with CS
                                                                  First Boston
                                                                  Investment Management
                                                                  from 1994 to 1995;
                                                                  Associated with
                                                                  Division of
                                                                  Enforcement, U.S.
                                                                  Securities and
                                                                  Exchange Commission
                                                                  from 1991 to 1994.
                                                                  Officer of other
                                                                  Credit Suisse Funds.

Michael A. Pignataro                Treasurer and   Since 2001    Director and Director   --           --
Credit Suisse Asset Management, LLC Chief                         of Fund Administration
466 Lexington Avenue                Financial                     of CSAM; Associated with
New York, New York 10017-3140       Officer                       CSAM since 1984.
Age:  43                                                          Officer of other
                                                                  Credit Suisse Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Gregory N. Bressler, Esq.           Assistant       Since 2001    Director and Deputy     --           --
Credit Suisse Asset                 Secretary                     General Counsel of
Management, LLC                                                   CSAM; Associated with
466 Lexington Avenue                                              CSAM (since January
New York, New York 10017-3140                                     2000); Associated
Age:  36                                                           with the law firm of
                                                                  Swidler Berlin
                                                                  Shereff Friedman LLP
                                                                  from 1996 to 2000.
                                                                  Officer of other
                                                                  Credit Suisse Funds.

Kimiko T. Fields, Esq.              Assistant       Since 2002    Vice President and     --           --
Credit Suisse Asset                 Secretary                     Legal Counsel of
Management, LLC                                                   CSAM; Associate with
466 Lexington Avenue                                              CSAM January 1998;
New York, New York 10017-3140                                     Officer of other
Age:  39                                                          Credit Suisse Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Rocco A. DelGuercio                 Assistant       Since 2001    Vice President and      --           --
Credit Suisse Asset                 Treasurer                     Administrative
Management, LLC                                                   Officer of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York 10017-3140                                     since June 1996;
Age:  39                                                          Assistant Treasurer,
                                                                  Bankers Trust Co. --
                                                                  Fund Administration
                                                                  from March 1994 to
                                                                  June 1996; Mutual
                                                                  Fund Accounting
                                                                  Supervisor, Dreyfus
                                                                  Corporation from
                                                                  April 1987 to March
                                                                  1994.  Officer of
                                                                  other Credit Suisse
                                                                  Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND
                                                    OFFICE(1) AND PRINCIPAL               COMPLEX      OTHER
                                    POSITION(S)     LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               HELD WITH FUND  TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------- --------------- ------------- ----------------------- ------------ -------------------
Joseph Parascondola                 Assistant       Since 2001    Assistant Vice          --           --
Credit Suisse Asset                 Treasurer                     President - Fund
Management, LLC                                                   Administration of
466 Lexington Avenue                                              CSAM since April
New York, New York 10017-3140                                     2000; Assistant Vice
Age:  39                                                          President, Deutsche
                                                                  Asset Management from
                                                                  January 1999 to April
                                                                  2000; Assistant Vice
                                                                  President, Weiss,
                                                                  Peck & Greer LLC from
                                                                  November 1995 to
                                                                  December 1998.
                                                                  Officer of other
                                                                  Credit Suisse Funds.

Robert M. Rizza                     Assistant       Since 2002    Assistant Vice              --               --
Credit Suisse Asset                 Treasurer                     President of CSAM
Management, LLC                                                   since January 2001;
466 Lexington Avenue                                              Administrative
New York, New York 10017-3140                                     Officer of CSAM from
Age:  37                                                          March 1998 to
                                                                  December 2000;
                                                                  Assistant Treasurer
                                                                  of Bankers Trust Co.
                                                                  from April 1994 to
                                                                  March 1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds.

          OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        SECURITIES IN THE FUND*(3)               INVESTMENT COMPANIES*(3)
---------------                        --------------------------               ------------------------
INDEPENDENT TRUSTEES
Richard H. Francis                     Tax Efficient Fund: A                    E
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: D
                                       International Fund: A

Jack W. Fritz                          Tax Efficient Fund: A                    E
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: A
                                       International Fund: A

Jeffrey E. Garten                      Tax Efficient Fund: A                    A
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: A
                                       International Fund: A

Peter F. Krogh                         Tax Efficient Fund: C                    D
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: C
                                       International Fund: A

-----------------

(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        SECURITIES IN THE FUND*(3)               INVESTMENT COMPANIES*(3)
---------------                        --------------------------               ------------------------
James S. Pasman, Jr.                   Tax Efficient Fund: A                    C
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: A
                                       International Fund: A

Steven N. Rappaport                    Tax Efficient Fund: A                    D
                                       Large Cap Value Fund: B
                                       Small Cap Value Fund:  B
                                       International Fund: A

INTERESTED TRUSTEE

William W. Priest                      Tax Efficient Fund: A                    A
                                       Large Cap Value Fund: A
                                       Small Cap Value Fund: A
                                       International Fund: A

------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

          COMMITTEES AND MEETINGS OF TRUSTEES

          Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Trustees, at least one of whom is an Independent Trustee.

          In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.

          No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or trustee of a Fund. Each Trustee who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 for each meeting of the Boards attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

       TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002

                                                                                                        NUMBER OF
                                                                                     ALL INVESTMENT   PORTFOLIOS IN
                             TAX                                                      COMPANIES IN    FUND COMPLEX
                          EFFICIENT      LARGE CAP    SMALL CAP VALUE  INTERNATIONAL  THE CSAM FUND    OVERSEEN BY
    NAME OF TRUSTEE          FUND       VALUE FUND          FUND           FUND          COMPLEX         TRUSTEE
---------------------------------------------------------------------------------------------------------------------

William W. Priest(3)        None            None           None            None           None             60

Richard H. Francis         $1,437         $1,437          $1,437           $1,734        $103,750          54

Jack W. Fritz              $1,187         $1,187          $1,187           $1,484        $  94,375         53

Jeffrey E. Garten          $1,437         $1,437          $1,437           $1,484        $  97,500         53

Peter F. Krogh             $1,437         $1,437          $1,437           $1,734        $  99,100         53

James S. Pasman, Jr.       $1,437         $1,437          $1,437           $1,734        $103,600          55

Steven N. Rappaport        $1,537         $1,537          $1,537           $1,809        $110,545          54

(3) Mr. Priest is a former employee of CSAM, and accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

          Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.

          As of January 24, 2003, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

          ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Funds' investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates set forth below:


FUND                         ANNUAL RATE
--------------------------   ---------------------------------------------------------------------------------------
Tax Efficient Fund           .75% of average daily net assets up to $100 million
                             .50% of average daily net assets in excess of $100 million

Large Cap Value Fund         .75% of average daily net assets up to $75 million
                             .50% of average daily net assets in excess of $75 million

Small Cap Value Fund         .875% of average daily net assets up to $100 million
                             .75% of average daily net assets in excess of $100 million but less than $200 million

International Fund           1.00% of average daily net assets


          For the fiscal year ended October 31, 2002, the Funds paid advisory fees to CSAM at the following rates (net or any voluntary waivers or reimbursements): 0.31% for Tax Efficient, 0.32% for Large Cap Value, 0.77% for Small Cap Value 0.34% for International.

          CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

          ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

          For the past three fiscal years ended October 31, the Funds paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Funds under the Advisory Agreements as follows:

OCTOBER 31, 2002

                                         FEES PAID
            FUND                       (AFTER WAIVERS)               WAIVERS                REIMBURSEMENTS
            ----                       ---------------               -------                --------------
Tax Efficient Fund                       $   405,035                 $522,137                $0
Large Cap Value Fund                     $   616,596                 $509,588                $0
Small Cap Value Fund                     $ 1,711,836                 $335,009                $0
International Fund                       $    72,370                 $142,866                $0

OCTOBER 31, 2001

                                         FEES PAID
            FUND                       (AFTER WAIVERS)               WAIVERS                REIMBURSEMENTS
            ----                       ---------------               -------                --------------
Tax Efficient Fund                      $1,035,106                   $(235,650)                     $0
Large Cap Value Fund                    $1,145,568                   $(254,834)                     $0
Small Cap Value Fund                    $1,784,256                   $ (54,966)                     $0
International Fund                      $  466,287                   $   0                          $0

OCTOBER 31, 2000

                                         FEES PAID
            FUND                       (AFTER WAIVERS)               WAIVERS                REIMBURSEMENTS
            ----                       ---------------               -------                --------------
Tax Efficient Fund                       $1,388,293                  $0                           $0
Large Cap Value Fund                     $1,442,618                  $0                           $0
Small Cap Value Fund                     $1,622,703                  $0                           $0
International Fund                       $   809,279                 $0                           $0

          SUB-ADVISORY AGREEMENTS

          International Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the International Fund in accordance with the Fund's Agreement & Declaration of Trust, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act").

The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the International Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the International Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to International Fund for CSAM U.K. and CSAM Japan were $1.682 and $1,692, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the International Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the International Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. For the fiscal year ended October

31, 2002, the portion of the fee allocable to the International Fund for CSAM Australia was $6,535.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Trustees of each Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board of the International Fund also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the International Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the International Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the International Fund to obtain best price and execution on trades in international markets. The Board of the International Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the International Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the International Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the International Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the International Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, Small Cap Value pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10 % of the average daily net assets for the Common, Class A, Class B and Class C shares. Tax Efficient Fund, Large Cap Value Fund and International Fund pay CSAMSI a fee calculated daily and paid monthly at the annual rate for the .10% of the average daily net assets for the Class A, Class B and Class C shares.

          For the past two fiscal years ended October 31, the Funds paid CSAMSI administration fees, and CSAMSI waived fees and/or reimbursed expenses of the Funds under the Administration Agreements as follows:

October 31, 2002

               FUND                  FEES PAID (AFTER WAIVERS)               WAIVERS                      REIMBURSEMENTS
               ----                  -------------------------               -------                      --------------
Tax Efficient Fund                   $ 97,716                                $0                                 $0
Large Cap Value Fund                 $187,737                                $0                                 $0
Small Cap Value Fund                 $267,487                                $0                                 $0
International Fund                   $ 21,532                                $0                                 $0

October 31, 2001

               FUND                  FEES PAID (AFTER WAIVERS)               WAIVERS                      REIMBURSEMENTS
               ----                  -------------------------               -------                      --------------
Tax Efficient Fund                   $146,763                                $0                                 $0
Large Cap Value                      $179,009                                $0                                 $0
Small Cap Value                      $181,191                                $0                                 $0
International Fund                   $ 32,136                                $0                                 $0


          State Street became co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund on July 1, 2002 and to the International Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund paid State Street fees under the State Street Co-Administration Agreement of $41,588, $23,388 and $59,962, respectively. For the period from August 1, 2002 through October 31, 2002 the International Fund paid State Street fees under the State Street Co-Administration Agreement of $4,171.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Tax Efficient Fund, Large Cap Value Fund and the Small Cap Value Fund from February 1, 2001 through July 1, 2002 and to the International Fund from February 1, 2001 to August 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:

FUND                                                                   ANNUAL RATE
---------------------------------------------------------------------  ------------------------------------------
Tax Efficient Fund                                                     .075% for the first $500 million in assets
                                                                       .065% for the next $1 billion

FUND                                                                   ANNUAL RATE
---------------------------------------------------------------------  ------------------------------------------
                                                                       .055% for assets in excess of $1.5 billion

Large Cap Value Fund                                                   .075% of the first $500 million in assets
                                                                       .065% for the next $1 billion
                                                                       .055% for assets in excess of $1.5 billion

Small Cap Value Fund                                                   .075% for the first $500 million in assets
                                                                       .065% for the next $1 billion in assets
                                                                       .055% for assets in excess of $1.5 billion

International Fund                                                     .08% for the first $500 million in assets
                                                                       .07% for the next $1 billion in assets
                                                                       .06% for assets in excess of $1.5 billion

          For the fiscal years ended October 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

November 1, 2001 through June 30, 2002 for the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund and November 1, 2001 until July 31, 2002, for the International Fund


         FUND                        FEES PAID (AFTER WAIVERS)                      WAIVERS                     REIMBURSEMENTS
         ----                        -------------------------                      -------                     --------------
Tax Efficient Fund                   $ 94,278                                $0                                 $0
Large Cap Value Fund                 $105,639                                $0                                 $0
Small Cap Value Fund                 $126,431                                $0                                 $0
International Fund                   $ 22,686                                $0                                 $0

October 31, 2001

         FUND                        FEES PAID (AFTER WAIVERS)                      WAIVERS                     REIMBURSEMENTS
         ----                        -------------------------                      -------                     --------------
Tax Efficient Fund                   $138,993                                $0                                 $0
Large Cap Value Fund                 $158,670                                $0                                 $0
Small Cap Value Fund                 $156,445                                $0                                 $0
International Fund                   $ 21,080                                $0                                 $0

          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES

          The Small Cap Value Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Small Cap Value Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is in addition to the co-administrative service fee paid by each Fund under the CSAMSI Co-Administrative Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of the Small Cap Value Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended October 31, 2002, the Common Class shares of the Small Cap Value Fund paid CSAMSI $108,136 under the Common Shares 12b-1 Plans.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          ADVISOR SHARES

          The Large Cap Value Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. The Agreement is governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Large Cap Value Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to .75% of the Fund's Advisor Class shares. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

          Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs.

Additional fees may be up to 0.25% per year of the value of the Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          CLASS A, CLASS B AND CLASS C SHARES.

          The respective Board of Trustees for the Tax Efficient, Large Cap Value and Small Cap Value of the Funds have adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan" respectively). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

          The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (1) an asset-based sales charge of .75% per year, and (iii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI. For the fiscal year ended October 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:

               FUND                        CLASS A 12b-1 PLAN                CLASS B 12b-1 PLAN                 CLASS C 12b-1 PLAN
               ----                        ------------------                ------------------                 ------------------
Tax Efficient Fund                              $230,629                          $313,229                           $39,368

Large Cap Value Fund                            $332,952                          $333,191                           $20,948

Small Cap Value Fund                            $499,401                          $208,821                           $35,900

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

                                       TAX EFFICIENT
                                            FUND            LARGE CAP VALUE FUND       SMALL CAP VALUE FUND
                                            ----            --------------------       --------------------
Advertising                                $28,953                $28,805                     $43,497

Printing and mailing for                   $43,917                $56,524                     $97,343
promotional purposes

Compensation to broker-dealers            $116,846                $124,836                   $230,211

People-related and occupancy               $47,929                $52,083                    $104,803

Other                                      $14,716                $18,371                     $36,024

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's B Shares 12b-1 Plans as follows:

                                       TAX EFFICIENT
                                            FUND            LARGE CAP VALUE FUND       SMALL CAP VALUE FUND
                                            ----            --------------------       --------------------
Advertising                                $6,650                  $7,153                     $4,605

Printing and mailing for                   $15,846                $16,156                     $10,844
promotional purposes

Compensation to broker-dealers            $284,301                $316,696                   $334,274

People-related and occupancy               $16,306                $17,364                     $10,928

Other                                      $4,994                  $5,454                     $3,592

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's C Shares 12b-1 Plans as follows:


                                       TAX EFFICIENT
                                            FUND            LARGE CAP VALUE FUND       SMALL CAP VALUE FUND
                                            ----            --------------------       --------------------
Advertising                                 $826                    $478                       $821

Printing and mailing for                   $3,353                  $3,576                     $2,786
promotional purposes

Compensation to broker-dealers             $64,665                $71,188                     $63,437

People-related and occupancy               $2,045                  $5,083                     $1,873

Other                                       $565                   $1,601                      $684

          With respect to sales of the Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          INTERNATIONAL FUND -CLASS A, CLASS B AND CLASS C SHARES.

          Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the International Fund has a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.

          Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the International Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to .25%, 1% and 1%, respectively. For the fiscal year ended October 31, 2002, the Fund paid CSAMSI under its 12b-1 Plans as follows:



          CLASS A                       CLASS B                        CLASS C
          --------                      --------                       -------
          $32,607                       $24,572                        $2,043


          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the International Fund's A Shares 12b-1 Plan as follows:


Advertising                                $3,768

Printing and mailing for                   $8,592
promotional purposes

Compensation to broker-dealers             $9,611

People-related and occupancy               $9,266

Other                                      $20,802


          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the International Fund's B Shares 12b-1 Plan as follows:


Advertising                                  $45

Printing and mailing for                   $1,184
promotional purposes

Compensation to broker-dealers             $6,204

People-related and occupancy                $110

Other                                        $27


          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the International Fund's C Shares 12b-1 Plan as follows:


Advertising                                 $919

Printing and mailing for                   $2,030
promotional purposes

Compensation to broker-dealers             $29,314

People-related and occupancy               $1,312

Other                                      $10,312


          An initial concession or ongoing maintenance fee may be paid to broker dealers on sales of the Fund's shares. Pursuant to the fund's 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of the Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Fund. Broker-dealers who sell shares of the Fund may provide services to their customers that are not available to investors who purchase their shares directly from the Fund. Investors who purchase their shares directly from the fund will pay a pro rata share of the Fund's expenses of encouraging broker-dealers to provide such services but no receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Fund.

          Under the Distribution Agreements, CSAM may make payments to the Distributor from CSAM's own resources, which may include the management fees paid by the Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

          ORGANIZATION OF THE FUNDS

          TAX EFFICIENT FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND

          The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds;" Credit Suisse Tax Efficient Fund, Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Value Fund (collectively the "Capital Funds"). The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Capital Funds also may offer additional classes of shares.

          Of the Capital Funds, this Statement of Additional Information is for the Tax Efficient Fund, the Large Cap Value Fund and the Small Cap Value Fund. The Tax Efficient Fund, the Large Cap Value Fund and the Small Cap Value Fund are authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class Shares . In addition the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest, designated Advisor Class Shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "Buying and Selling Shares" and "Shareholder Services." In accordance with the Credit Suisse Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each of the Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund are offering three classes of shares, designated Class A, Class B and Class C and the Small Cap Value Fund is also offering Common Class shares.

          The Credit Suisse Capital Funds was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

          The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.

          All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of the Commonwealth of Massachusetts.

          INTERNATIONAL FUND

          Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into four series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund, the Credit Suisse U.S. Government Money Fund and the Credit Suisse International Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

          The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds.

          All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

          On December 12, 2002, the Board of Trustees of Credit Suisse Opportunity Funds on behalf of the International Fund approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the International Fund would be transferred to the Credit Suisse International Focus Fund ("International Focus Fund"), in exchange for shares of the International Focus Fund. The International Fund would be liquidated and shares of the International Focus Fund would be distributed to International Fund's shareholders.

          If the Reorganization is completed, each shareholder of the International Fund would become a shareholder of the International Focus Fund with the same aggregate net asset value as their shares of the International Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the International Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the International Fund in anticipation of a special meeting of shareholders to be held at a later date.

          GENERAL

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, and for the Small Cap Value Fund the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of each Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

          Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from the Small Cap Value Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     Initial Sales Charge -- Class A Shares

AMOUNT PURCHASED                         AS A % OF AMOUNT     AS A % OF OFFERING       COMMISSION TO FINANCIAL
                                             INVESTED                PRICE             REPRESENTATIVE AS A % OF
                                                                                            OFFERING PRICE
---------------------------------------------------------------------------------------------------------------
Less than $50,000                              6.10%                 5.75%                      5.00%
$50,000 to less than $100,000                  4.99%                 4.75%                      4.00%
$100,000 to less than $250,000                 3.90%                 3.75%                      3.00%
$250,000 to less than $500,000                 2.56%                 2.50%                      2.00%
$500,000 to less than $1,000,000               2.04%                 2.00%                      1.75%
$1,000,000 or more                              0*                     0                        1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

         From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

         Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

         Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

    - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

    - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

         INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Funds, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Funds.

         For the fiscal year ended October 31, 2002, CSAMSI received $23,621, $76,255, $164,658 and $11,674 on the sale of Class A shares of Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund and the International Fund, respectively, of which CSAMSI retained $3,372, $11,137, $22,833 and $2,278, respectively. For the fiscal year ended October 31, 2002, CSAMSI received $0, $0, $0, and $0 on contingent deferred sales charges on redemptions of Class A shares of Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund and International Fund, respectively. For the fiscal year ended October 31, 2002, CSAMSI received $99,758, $38,231, $24,281 and $4,596 in contingent deferred sales charges on redemptions of Class B shares, respectively, of Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund, and International Fund. For the fiscal year ended October 31, 2002, CSAMSI received $3,221, $1,293, $6,615 and $0 in contingent deferred sales charges on redemptions of Class C shares, respectively, of Tax Efficient Fund, Large Cap Value Fund, Small Cap Value Fund, and International Fund.

         REDEMPTIONS

         GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

         Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

         AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically.

Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Funds may be subject to a deferred sales charge.

           SPECIAL PROVISIONS APPLICABLE TO EACH FUND'S CLASS B AND CLASS C SHARES ONLY.

           The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                            CONTINGENT DEFERRED SALES CHARGE AS A
           YEAR SINCE PURCHASE               PERCENTAGE OF THE LESSER OF DOLLARS
               PAYMENT MADE                     INVESTED OR REDEMPTION PROCEEDS
               ------------                     -------------------------------
          First                                            4.0%
          Second                                           3.0%
          Third                                            2.0%
          Fourth                                           1.0%
          After Fourth                                     0.0%

         For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

         CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

         The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

         A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by each of the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

         An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder of the Small Cap Value Fund may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder of the Large Cap Value Fund may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Class A, Class B or Class C shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

         If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may required that the shareholder hold the shares for 12 months to avoid a Limited CDSC.

         The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

         The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

         THE FUNDS AND THEIR INVESTMENTS

         Each Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") under the code during each taxable. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) net realized long-term and short-term capital gains that it distributes to its shareholders, A Fund will satisfy the minimum distribution requirement if it distributes to its shareholders at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

         Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Trustees of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

         The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are subject to corporate income tax in the hands of the Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

         With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

         If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

         "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

         SPECIAL TAX CONSIDERATIONS

         The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

         STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

         OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

         Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts.

         FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

         PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

         A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

         ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

         FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a RIC, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their own U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         FUND TAXES ON SWAPS. As a result of entering into swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

         DIVIDENDS AND DISTRIBUTIONS. Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

         Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect an amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

         If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         SALES OF SHARES. Upon the sale or exchange of shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

         BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.

Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

         NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

         OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

         From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in THE WALL STREET JOURNAL are listed under the heading "Credit Suisse Common" for Common Class shares, "Credit Suisse ADV" for Advisor Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

         AVERAGE ANNUAL TOTAL RETURNS

         Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                 n
           P(1+T)  = ERV

           Where:              P = hypothetical initial payment of $1,000;

                               T = average annual total return;

                               n = number of years; and

                               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

         Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                           ---
                            P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B and Class C shares at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.

         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

         With respect to a Fund's Common, Class A, Class B and Class C Shares, the Funds' average annual total returns for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics). Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance. Advisor Class Shares of the Large Cap Value Fund have not commenced operations as of the date hereof.

                           TOTAL RETURN

                                              COMMON SHARES

                                                                                                             PERIOD FROM THE
               FUND                   ONE-YEAR                 FIVE-YEAR                TEN-YEAR        COMMENCEMENT OF OPERATIONS
               ----               ---------------        -------------------     -------------------   ---------------------------
Small Cap Value Fund                   0.61%                  N/A                        N/A                       7.08%

                                              CLASS A SHARES

                                                                                                             PERIOD FROM THE
               FUND                   ONE-YEAR                 FIVE-YEAR                TEN-YEAR        COMMENCEMENT OF OPERATIONS
               ----               ---------------        -------------------     -------------------   ---------------------------
Tax Efficient Fund                   -23.51%                   -0.51%                      7.08%                   7.48%
Large Cap Value Fund                 -12.95%                    2.91%                     10.12%                  11.27%
Small Cap Value Fund                  -5.10%                    3.48%                     10.06$                  12.64%
International Fund                   -25.54%                   -6.33%                    N/A                      -2.68%

                                              CLASS B SHARES

                                                                                                             PERIOD FROM THE
               FUND                   ONE-YEAR                 FIVE-YEAR                TEN-YEAR        COMMENCEMENT OF OPERATIONS
               ----               ---------------        -------------------     -------------------   ---------------------------
Tax Efficient Fund                   -22.71%                   -0.07%                    N/A                       4.40%
Large Cap Value Fund                 -11.66%                    3.40%                    N/A                       7.78%
Small Cap Value Fund                  -3.57%-                  -3.92%                    N/A                       8.07%
International Fund                   -24.68%                   -5.96%                    N/A                      -2.63%

                                              CLASS C SHARES

                                                                                                             PERIOD FROM THE
               FUND                   ONE-YEAR                 FIVE-YEAR                TEN-YEAR        COMMENCEMENT OF OPERATIONS
               ----               ---------------        -------------------     -------------------   ---------------------------
Tax Efficient Fund                   -20.30%                  N/A                        N/A                     -17.06%
Large Cap Value Fund                  -9.19%                  N/A                        N/A                      -2.30%
Small Cap Value Fund                  -0.95%                  N/A                        N/A                      10.81%-
International Fund                   -19.31%                  N/A                        N/A                     -21.20%

         From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

         Each Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

         The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         YIELD

         Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                               6
                           YIELD = 2[(a - b +1)  - 1)
                                      -----
                                       cd

Where:   a =           dividends and interest earned by a Fund during
                       the period;
         b =           expenses accrued for the period (net of reimbursements);
         c =           average daily number of shares outstanding during the
                       period, entitled to receive dividends; and
         d =           maximum offering price per share on the last day of
                       the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

         AFTER-TAX RETURN

         From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                                 n
                         P(1 + T)  = ATV
                                        D

Where:   P      =   a hypothetical initial payment of $1,000.

         T      =   average annual total return (after taxes on distributions).

         n      =   number of years.

   ATV(sub D)   =   ending value of a hypothetical $1,000 investment
                    made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

         Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have less than one year of performance.

         The average annual total returns (after taxes on distributions) for the Small Cap Value Fund's Common Class shares for the periods ended October 31, 2002 were as follows:


         FUND            1 YEAR           3 YEAR           5 YEAR           10 YEAR          SINCE INCEPTION
         ----            ------           ------           ------           -------          ---------------
Small Cap Value Fund    -2.68%            N/A              N/A              N/A            3.70%         8/1/00

         The average annual total returns (after taxes on distributions) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:

     FUND                1 YEAR           3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
     ----                ------           ------           ------          -------           ---------------
Tax Efficient Fund      -23.51%           -15.59%          -1.39%           5.25%          5.63%         12/15/86
Large Cap Value         -14.64%           -6.90%           1.20%            8.05%          8.95%         9/19/39
Small Cap Value         -8.16%            4.78%            1.13%            7.84%          10.63%        2/8/67
International Fund      -25.56%           -19.49%          -7.51%           N/A            -3.54%        9/8/95


         The average annual total returns (after taxes on distributions) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:


    FUND                1 YEAR            3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
    ----                ------            ------           ------          -------           ---------------
Tax Efficient Fund      -22.71%           -15.08%          -0.96%           5.36%          3.26%         2/28/96
Large Cap Value         -13.22%           -6.06%           1.91%            N/A            6.09%         2/28/96
Small Cap Value         -6.87%            5.52%            1.59%            N/A            6.03%         2/28/96
International Fund      -24.70%           -19.09%          -7.14%           N/A            -3.49%        9/8/95

         The average annual total returns (after taxes on distributions) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:


    FUND                1 YEAR           3 YEAR           5 YEAR         10 YEAR            SINCE INCEPTION
    ----                ------           ------           ------         -------            ---------------
Tax Efficient Fund      -20.30%           -14.80%          -0.84%           5.54%         -17.35%        2/28/00

Large Cap Value         -10.77%           N/A              N/A              N/A           -3.64%         2/28/00

Small Cap Value         -4.25%            N/A              N/A              N/A           7.82%          2/28/00

International Fund      -19.34%           N/A              N/A              N/A           -21.83%        2/28/00

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                                        n
                                P(1 + T)  = ATV
                                               DR

Where:     P    =   a hypothetical initial payment of $1,000.

           T    =   average annual total return (after taxes on distributions
                    and redemption).

           n    =   number of years.

    ATV(sub DR) =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

         Performance figures for the Advisor shares of the Large Cap Value Fund are not shown because they have not commenced operations as of the date hereof.

         The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Small Cap Value Fund's Common Class shares for the periods ended October 31, 2002 were as follows:


    FUND                1 YEAR           3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
    ----                ------           ------           ------          -------           ---------------
Small Cap Value Fund    2.19%             N/A              N/A              N/A            4.95%         8/1/00

         The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A shares for the periods ended October 31, 2002 were as follows:

    FUND                1 YEAR           3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
    ----                ------           ------           ------          -------           ---------------
Tax Efficient Fund      -14.43%           -11.22%          -0.28%           5.28%          5.57%         12/15/86
Large Cap Value         -6.34%            -4.16%           2.28%            7.85%          8.89%         9/19/49
Small Cap Value         -1.43%            5.78%            2.15%            7.57%          10.41%        2/8/67
International Fund      -15.68%           -13.64%          -4.68            N/A            -1.92%        9/8/95


         The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class B shares for the periods ended October 31, 2002 were as follows:


    FUND                1 YEAR           3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
    ----                ------           ------           ------          -------           ---------------
Tax Efficient Fund      -13.94%           -10.78%          0.10%            5.42%          3.54%         2/28/96
Large Cap Value         -5.45%            -3.03%           2.82%            N/A            6.23%         2/28/96
Small Cap Value         -0.30%            6.49%            2.56%            N/A            6.08%         2/28/96

    FUND                1 YEAR           3 YEAR           5 YEAR          10 YEAR           SINCE INCEPTION
    ----                ------           ------           ------          -------           ---------------
International Fund      -15.15%           -13.25%          -4.35%           N/A            -1.85%        9/8/95


         The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class C shares for the periods ended October 31, 2002 were as follows:


    FUND                1 YEAR           3 YEAR           5 YEAR         10 YEAR            SINCE INCEPTION
    ----                ------           ------           ------         -------            ---------------
Tax Efficient Fund      -12.46%           N/A              N/A              N/A                          2/8/00
Large Cap Value         -3.92%            N/A              N/A              N/A           -1.63%         2/28/00
Small Cap Value         1.31%             N/A              N/A              N/A           8.14%          2/28/00
International Fund      -11.85%           N/A              N/A              N/A           -16.26%        2/28/00

         The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

         In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

         A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Tax Efficient Fund, with the S&P 500 Index, and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; in the case of the Large Cap Value Fund, with the Russell 1000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented by the Fund; in the case of the Small Cap Value Fund, with the Russell 2000 Index, the Russell 2000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; and in the case of the International Fund, with the Morgan Stanley Capital International Europe Australasia and Far East Index and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, SMARTMONEY, THE WALL STREET JOURNAL and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

         In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

         Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

         As of January 24, 2003, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund's outstanding shares were as follows:

FUND                                                 CLASS        CLASS        CLASS         CLASS           COMMON        ADVISOR
                                                       A            B            C             D              CLASS         CLASS
TAX EFFICIENT FUND

Donaldson Lufkin Jenrette*                                                     11.48%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Brian R. Treglown                                                                                             5.41%
6236 N Wayne Avenue
Chicago, IL 60660-1913

LARGE CAP VALUE

Donaldson Lufkin Jenrette*                                                     19.89%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Retirement Plan Non-legal Employment                                                                         69.01%
of Simpson Thacher & Bartlett*
Ellen Rosen Attn: Coordinator
425 Lexington Ave.
New York, NY 10017-3903

Guarantee & Trust Company Trustees*                                                                           5.23%
Cathleen Noland Spousal IRA
P.O. Box 8963
Wilmington, DE  19899-8963

SMALL CAP VALUE

Merrill Lynch Pierce                                                           6.18%
Fenner & Smith Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Charles Schwab & Co., Inc.*                                                                                  25.06%
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Fidelity Investment Institutional*                                                                           35.15%
Operating Cnt as Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999

FUND                                                 CLASS        CLASS        CLASS         CLASS           COMMON        ADVISOR
                                                       A            B            C             D              CLASS         CLASS
Nat'l Financial SVCS Corp.*                                                                                   7.71%
FBO Customers
A/C# SV8849-8436
P.O. Box 3908
Church St. Station
New York, NY 10008-3908

INTERNATIONAL

Donaldson Lufkin Jenrette*                          23.23%                     80.08%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Bankers Trust Company*                              19.78%
P.O. Box 9005
Church Street Station
New York, NY 10008


Lehman Brothers, Inc.*                                                         6.89%
744-21739-15
101 Hudson Street, 31st Floor
Jersey City, NJ 07302-3915

William Blair & Co LLC*                                                        5.07%
Delaware Charter Guarantee
222 West Adams Street
Chicago, IL 60606-5312


* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

         Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, dated October 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports, report upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

         The following summarizes the ratings used by S&P for corporate bonds:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

         The following summarizes the two highest ratings used by S&P for short-term notes:

         SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

         SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

         The following summarizes the ratings used by S&P for Municipal
Obligations:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the highest four municipal ratings used by
Moody's:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.